UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07095

T. Rowe Price Summit Municipal Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2017

Item 1. Report to Shareholders

Summit Municipal Intermediate Fund	April 30, 2017

The views and opinions in this report were current as of April 30, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Tax-free municipal bonds recorded negative results in the six-month period ended April 30, 2017. Muni bonds experienced a substantial sell-off in November following the presidential election as Treasury yields rose sharply and weakness in the muni market was compounded by high issuance levels, fund outflows, and concerns about the potential effects of tax reform on the asset class. Munis recovered much of the lost ground in the following months, though, as attractive relative valuations boosted demand and new issuance was muted. The Summit Municipal Money Market Fund produced positive results during the period, but the Summit Municipal Intermediate Fund and Summit Municipal Income Fund both had negative returns.

ECONOMY AND INTEREST RATES

After growing at an average 1.9% pace over the four quarters of 2016, gross domestic product growth slowed to a 0.7% pace in the first three months of 2017, according to the Commerce Department’s initial estimate. While first-quarter growth was weak, the underlying trend of moderate U.S. economic expansion seems to remain in place, and we believe growth is likely to rebound to roughly 2.5% over the balance of the year. Although the pace of employment growth has moderated compared with the last few years, the labor market remains strong, and wage growth has picked up. Inflation is higher than a year ago, but any further increases are likely to be gradual as energy prices level off.

Citing an improving labor market and rising inflation, the Federal Reserve raised interest rates twice during our reporting period. After warning the financial markets for several months that the case for raising short-term rates had strengthened, Fed officials lifted the federal funds rate 25 basis points in December and followed with another 25-basis-point increase in March. After the pair of hikes, the range for the fed funds target rate was 0.75% to 1.00%. T. Rowe Price Chief U.S. Economist Alan Levenson believes that two additional rate hikes are likely this year.

Longer-term Treasury and municipal yields rose sharply in the last few months of 2016 in anticipation of a December Fed rate hike and potentially stimulative fiscal policies under the Trump administration that could lead to stronger growth, higher inflation, and larger deficits. Later in our reporting period, a surprisingly weak March jobs report and growing geopolitical risks supported demand for lower-risk assets and pushed yields lower. At the end of April, 30-year municipal bonds yielded more than 30-year Treasuries, making them attractive versus taxable bonds as an alternative for taxable fixed income investors.

As an illustration of their attractiveness, on April 30, 2017, the 3.02% yield offered by a 30-year tax-free general obligation (GO) bond rated AAA was about 102% of the 2.96% pretax yield offered by a 30-year Treasury bond. Including the 3.8% net investment income tax that took effect in 2013 as part of the Affordable Care Act, the top marginal federal tax rate currently stands at 43.4%. An investor in this tax bracket would need to invest in a taxable bond yielding about 5.34% to receive the same after-tax income as that generated by the municipal bond. (To calculate a municipal bond’s taxable-equivalent yield, divide the yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.434, or 0.566.)

MUNICIPAL MARKET NEWS

Total year-to-date municipal bond issuance through April was about $119 billion, according to The Bond Buyer, down 12% from last year’s record-setting pace. While there has been an increase in new money deals compared with the same period in 2016, refundings dropped sharply as interest rates rose. Flows into municipal bond funds turned negative in mid-October after 54 consecutive weeks of inflows, and sizable outflows continued through the end of 2016. Mostly positive flows resumed in the first four months of 2017.

When Less Is Really More

Despite low nominal yields, municipal bonds remain attractive for investors facing high income taxes. The interest income from a tax-free municipal bond is exempt from federal income taxes.* In addition, most states and cities do not tax income earned on their own bonds for their residents. A municipal bond could, therefore, be triple-tax-free—exempt from federal, state, and local taxes. Tax-free municipal bond income is also exempt from a net investment income tax that took effect in 2013, in which a 3.8% tax is imposed on the lesser of your total net investment income or your modified adjusted gross income in excess of $250,000 (for married couples filing jointly) or $200,000 for single individuals.

Even though munis typically pay less than taxable issues, investors in the highest tax brackets are likely to realize higher after-tax, bottom-line results from tax-exempt securities. As you can see in the table below, an investor in the 33% federal tax bracket would need to purchase a taxable security yielding 7.5% to match the after-tax return of a municipal security yielding 5.0%.

Factoring in state and local income tax rates—which, of course, will vary widely—makes calculating the taxable-equivalent yield more complicated. However, the taxable-equivalent yields listed in the table would be even higher. This underscores the advantage of tax-free income provided by municipal securities.

Tax-Exempt Yields and Taxable-Equivalent Yields

Tax-Exempt Yields	Taxable-Equivalent Yields Your Federal Marginal Tax Bracket					
	25.0%	28.0%	33.0%	36.8%**	38.8%**	43.4%**
1.0%	1.3%	1.4%	1.5%	1.6%	1.6%	1.8%
1.5	2.0	2.1	2.2	2.4	2.5	2.7
2.0	2.7	2.8	3.0	3.2	3.3	3.5
2.5	3.3	3.5	3.7	4.0	4.1	4.4
3.0	4.0	4.2	4.5	4.8	4.9	5.3
3.5	4.7	4.9	5.2	5.5	5.7	6.2
4.0	5.3	5.6	6.0	6.3	6.5	7.1
4.5	6.0	6.3	6.7	7.1	7.4	8.0
5.0	6.7	6.9	7.5	7.9	8.2	8.8

* Some municipal bond income may be subject to the federal alternative minimum tax (AMT).

** These federal marginal tax brackets include an additional 3.8% net investment income tax.

Note: When comparing yields in this manner, make sure to compare securities or mutual funds of similar credit quality and maturity or the comparison will not be valid. This chart is for illustrative purposes only and does not represent the performance of any specific security.

Generally, fundamentals for municipal issuers remain solid, and most issuers in the $3.8 trillion municipal bond market have been fiscally responsible. State and local governments in general have been cautious about adding to indebtedness since the 2008 financial crisis, and a strengthening economy has helped tax revenues rebound. Over 60% of the market, as measured by the Bloomberg Barclays Municipal Bond Index, is AAA or AA rated.

Although the market is overwhelmingly high quality, many states and municipalities are grappling with underfunded pensions and other post-employment benefit (OPEB) obligations. New reporting rules from the Governmental Accounting Standards Board are bringing greater transparency to state and local governments’ pension funding gaps, long-term risks that investors often overlooked in the past. We believe the market will increasingly price in higher pension risks as the magnitude of unfunded liabilities becomes more conspicuous.

The results of the November presidential election raised concerns about the impact that tax reform could have on the municipal bond asset class. Donald Trump campaigned on a promise to reduce the top individual marginal tax rate from 43.4% (including the additional 3.8% income tax that resulted from the Affordable Care Act) to 33%. Other proposals, including lower corporate tax rates and bank regulatory changes, could also impact demand for municipal bonds. The tax plan released by the White House at the end of April included few details, and the uncertainty surrounding tax reform represents a headwind for the muni market. While it is too early to tell which provisions will be included in the tax reform bill, we believe the attractiveness of the municipal asset class will endure, even at lower marginal tax rates.

The struggle of Puerto Rico to return to fiscal solvency reached a new milestone immediately after the end of our reporting period. The U.S. territory’s financial oversight board filed petitions with the U.S. District Court seeking help in restructuring approximately $51 billion in debt issued directly by the island’s central government as well as the commonwealth’s COFINA debt, which is backed by sales tax revenue. The court filings could lead to the largest restructuring of municipal debt in U.S. history. The decision to file a petition under Title III of PROMESA—the legislation that Congress passed in 2016 to help Puerto Rico exit its fiscal crisis—came after the commonwealth was unable to reach voluntary repayment agreements with its creditors during a stay-on-litigation period that expired on May 1. While unprecedented, the news produced little or no negative impact on the broader muni market as these developments were not unexpected.

What Rising Rates Mean for Bonds

With the Federal Reserve expected to continue its measured approach to interest rate hikes, yields on U.S. Treasuries and other fixed income securities are slowly increasing from the low levels of the recent past. We expect the Fed to pause after each increase in the federal funds rate and to carefully analyze incoming U.S. economic data to be sure that economic activity is strong enough to withstand further incremental moves toward normalization of monetary policy. The Fed's more gradual approach to interest rate increases than in previous cycles nonetheless brings the risk of rising rates to the forefront for bond investors. Higher interest rates weigh on the prices of most types of bonds.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important information about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's duration (shown in the Portfolio Characteristics exhibit) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% for every one-percentage-point rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When the fund receives principal payments from maturing bonds, it can reinvest them at a higher yield. Indeed, for investors in a bond fund with a low duration and a low weighted average maturity, higher rates can mean an increase in income potential.

Some fixed income sectors offer an added degree of protection from rising rates. Floating rate funds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank loans usually have a credit profile that is below investment quality, which means these investments may have greater exposure to default risk than investment-grade bonds. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification exhibit) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

T. Rowe Price’s municipal bond team has said for some time that Puerto Rico was excessively leveraged and that its debt burden would eventually need to be restructured. Our Summit municipal bond portfolios have no exposure to the commonwealth’s bonds.

Performance was generally negative in the muni market over the past six months. Revenue bonds modestly outperformed GO debt, although both sectors lost ground for the period. Prerefunded bonds recorded positive results. We continue to favor bonds backed by a dedicated revenue stream over GOs, as we consider revenue bonds to be largely insulated from the pension funding concerns facing state and local governments. Across our municipal platform generally, we have an overweight to the higher-yielding health care and transportation revenue-backed sectors. Among revenue bonds, leasing, education, and electric bonds produced the weakest results, while the industrial revenue and housing subsectors outperformed. High yield tobacco bonds outpaced the broad muni index by a wide margin, returning over 9% for the period, despite losing nearly 8% in the fourth quarter of 2016.

Summit Municipal Money Market Fund
Your fund returned 0.14% for the six-month period ended April 30, 2017, compared with 0.18% for the Lipper Tax-Exempt Money Market Funds Index. The Fed raised short-term rates twice during our reporting period, providing a more favorable environment for money market investors after the zero-rate environment that followed the financial crisis. However, the effect of the rate increases on yields in the municipal money market was partially muted by the continuing demand for municipal securities from nontraditional investors.

Our previous shareholder report coincided with the conclusion of the SEC’s money fund reform. That reform led to significant fund consolidation as well as asset movements, and we believe that the aftereffects of those reforms will be felt in the market for some time to come. Industry assets under management dropped significantly during the period leading up to the reform deadline in October, falling by almost 50% to just over $127 billion. However, since then, almost $4 billion has returned to the asset class. The amount of assets that return going forward will be an important determinant of the overall level of yields the market offers.

As shown in the Portfolio Characteristics table, the fund’s weighted average maturity and weighted average life finished the period longer than they were six months ago. In anticipation of money fund reform and expected large asset shifts within the industry, we had taken a defensive posture and reduced the fund’s maturity profile. However, after the reform process finished, we lengthened the fund’s weighted average maturity and weighted average life.

As interest rates have moved higher, variable rate demand notes (VRDNs) in particular have remained attractive for taxable money funds due to their relatively high yields and liquidity attributes. VRDNs, at 49%, made up the largest portion of the fund’s net assets at the end of the period. Longer-dated offerings—six months to one year—have seen consistent demand from nonmoney fund buyers such as separately managed accounts that use these notes as cash alternatives. As a result, since our last report, overnight and seven-day yields have moved to 0.83% and 0.92%, increases of 34 and 29 basis points, respectively. Yields on one-year maturities moved higher by 22 basis points to 0.95%.

As always, credit quality plays a large role in the management of the fund. As a policy, we favor highly rated credits from revenue-backed sectors such as hospital and housing along with general obligation bonds. Some prominent positions in the portfolio include North Mississippi Health Services, Maryland Community Development Administration, and Maryland General Obligation Bonds. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

With employment gains remaining solid and inflation pressures contained, we can expect the Fed to continue its deliberate path toward higher rates over the course of 2017—a welcome change for money market investors after the era of near-zero yields. As always, we remain committed to managing a high-quality, diversified portfolio focused on liquidity and stability of principal, which we deem of utmost importance to our shareholders.

Summit Municipal Intermediate Fund
Your fund returned -0.44% for the six-month period ended April 30, 2017, outperforming its peer group, the Lipper Intermediate Municipal Debt Funds Average, but trailing its benchmark, the Bloomberg Barclays Intermediate Competitive (1–17 Year Maturity) Bond Index, which returned -0.06%. (Performance for the Advisor Class was lower due to its different fee structure.) Our yield curve positioning weighed on results relative to the benchmark.

Your fund continued to compare favorably with its competitors over the long term. Lipper ranked the Summit Municipal Intermediate Fund in the top quartile of its peer group of intermediate municipal debt funds for the five-year period ended April 30, 2017, and in the top quintile of the peer group for the past 10 years. (Based on cumulative total return, Lipper ranked the fund 92 of 210, 53 of 195, 35 of 163, and 17 of 108 funds for the 1-, 3-, 5-, and 10-year periods ended April 30, 2017, respectively. Past performance cannot guarantee future results.)

We modestly shortened the fund’s weighted average maturity and duration during the period. In terms of yield curve positioning, our out-of-benchmark exposure in 15-year maturities and underweight in the three- and five-year portions of the municipal yield curve detracted from relative results as shorter-maturity bonds outperformed longer-term bonds over the period. We maintained our allocation to 15-year and longer maturities for the extra yield those bonds provide, a strategy that has produced excess returns for the fund over the long term.

We maintained our preference for revenue bonds over GOs during the period. We believe the revenue sector provides better fundamental long-term positioning for the portfolio and remains an area where our research process can find good value in select bonds with higher yields. This positioning was beneficial as revenue bonds modestly outperformed GOs for the period. Within the revenue sector, transportation and health care remained the fund’s largest allocations and overweights relative to the index. The two sectors together account for more than 40% of the fund’s net assets. We continue to like the fundamental credit quality of both health care and transportation revenue bonds. However, as we mentioned in our previous letter, credit spreads in these sectors have moved to relatively narrow levels. While we do not anticipate reducing our exposure to health care or transportation, we have not been finding much value given their tight spread levels.

In terms of credit quality, the fund has an overweight to lower-quality investment-grade bonds, particularly debt rated A and BBB, which we believe generally provide more attractive value than their higher-quality counterparts. We also maintain a modest allocation to bonds with noninvestment-grade ratings and unrated securities, which provides further credit quality diversification.

Summit Municipal Income Fund
Your fund returned -1.04% for the six-month period ended April 30, 2017, underperforming our peer group, the Lipper General & Insured Municipal Debt Funds Average, and the Bloomberg Barclays Municipal Bond Index, which returned -0.34%. (Performance for the Advisor Class was lower due to its different fee structure.) Our security selection, particularly in revenue-backed health care bonds, and yield curve positioning weighed on results.

Your fund continued to compare favorably with its competitors over the long term. Lipper ranked the Summit Municipal Income Fund in the top quartile of its peer group of general and insured municipal debt funds for the three- and five-year periods ended April 30, 2017, and in the top quintile of the peer group for the past 10 years. (Based on cumulative total return, Lipper ranked the fund 122 of 262, 53 of 230, 42 of 206, and 21 of 151 funds for the 1-, 3-, 5-, and 10-year periods ended April 30, 2017, respectively. Past performance cannot guarantee future results.)

The sharp increase in interest rates at the end of 2016 created a difficult environment for the fund. While we shortened the fund’s weighted average maturity and duration during the period, it was not enough to prevent moderate underperformance. While we were positioned longer than the Bloomberg Barclays benchmark at the end of the period, our internal analysis shows us to be in line with our peers.

As for yield curve positioning, our relative overweight in bonds with maturities of 15 years and longer detracted from performance as yields of longer-maturity bonds rose more than yields of shorter maturities during the period. Overall, we are seeking the right balance between investing for higher yields and keeping interest rate risk in the low to moderate range.

Our preference for revenue bonds over GOs remained intact as a result of our longer-term concern that many municipalities will face fiscal challenges related to unfunded pension and OPEB liabilities. Within the revenue sector, health care and transportation, which typically offer above-average yields, remained our largest allocations and together made up 48% of the fund’s net assets at the end of the reporting period. Security selection in the health care sector detracted from the fund’s relative performance. Continued uncertainty about health care reform weighed on many of our holdings. Additionally, bonds backed by revenue from Catholic Health Initiatives were negatively affected by relatively weak operating results. The hospital system, which operates in several states, is currently in discussions with Dignity Health about a potential merger that we believe would be a positive development for Catholic Health. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The fund maintained an allocation to prerefunded bonds that was in line with the benchmark. This positioning provides the fund with a modest addition of liquidity in addition to cash. This was beneficial in the recent volatile rate environment, during which the prerefunded sector outperformed, and it leaves us well positioned to take advantage of the possibility of rising interest rates.

The fund’s credit quality profile was largely unchanged during the reporting period. We kept a modest exposure to below investment-grade and unrated bonds and maintained an overweight to A and BBB rated debt. We believe investing in this segment of the market, with solid support from our fundamental research team, continues to offer the best opportunity for value in the market.

OUTLOOK

We believe that the municipal bond market remains a high-quality market that offers good opportunities for long-term investors seeking tax-free income. While the uncertainties surrounding tax reform and the increased chance of rising yields represent near-term headwinds for broad muni market performance, in our view fundamentals are sound overall, and global economic uncertainties could spur demand for the asset class. As the Fed continues on the path to interest rate normalization, muni bond yields are likely to rise along with Treasury yields—although probably not to the same extent. While higher yields typically pressure bond prices, we expect any potential Fed rate increases to be gradual and modest and believe we could remain in a relatively low rate environment for some time. Moreover, munis should be less susceptible to slowly rising rates than Treasuries given their attractive tax-equivalent yields and the steady demand for tax-exempt income.

While we believe that many states deserve high credit ratings and will be able to continue servicing their debts, we have longer-term concerns about significant funding shortfalls for pensions and OPEB obligations in some jurisdictions. These funding gaps stem from investment losses during the 2008 financial crisis, insufficient plan contributions over time, and unrealistic return assumptions. Although few large plans are at risk of insolvency in the near term, the magnitude of unfunded liabilities is becoming more conspicuous in a few states.

Ultimately, we believe independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment. As always, we focus on finding attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our investors well.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee Summit Municipal Money Market Fund

Charles B. Hill
Chairman of the Investment Advisory Committee Summit Municipal Intermediate Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee Summit Municipal Income Fund

May 19, 2017

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING IN MUNICIPAL SECURITIES

Funds that invest in municipal securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades, defaults on scheduled interest and principal payments, and the possibility that municipal securities will, because of legislation or a significant restructuring of federal income tax rates, lose their advantage as a source of tax-free income. Some income may be subject to state and local taxes and the federal alternative minimum tax (AMT).

RISKS OF INVESTING IN MONEY MARKET SECURITIES

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

GLOSSARY

Basis point: One one-hundredth of one percentage point, or 0.01%.

Bloomberg Barclays Intermediate Competitive (1–17 Year Maturity) Bond Index: A subindex of the Bloomberg Barclays Municipal Bond Index. It is a rules-based, market value-weighted index of bonds with maturities of one year to 16 years and 11 months engineered for the tax-exempt bond market.

Bloomberg Barclays Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Credit spread: The additional yield that investors demand to hold a bond with credit risk compared with a Treasury security with a comparable maturity date.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Inflation: A sustained increase in prices throughout the economy.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Other post-employment benefits (OPEB): Benefits paid to an employee after retirement, such as premiums for life and health insurance.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

Revenue (or revenue-backed) bond: A bond issued to fund specific projects, such as airports, bridges, hospitals, or toll roads, where a portion of the revenue generated is used to service the interest payments on the bonds.

SEC yield (7-day simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Variable rate demand note (VRDN): Generally, a debt security that requires the issuer to redeem at the holder’s discretion on a specified date or dates prior to maturity. Upon redemption, the issuer pays par to the holder who loses future coupon payments that might otherwise be due. The VRDN might be especially attractive at times of rising rates, to protect against interest rate risk by redeeming at par value and reinvesting proceeds in a new bond.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. A security with a longer maturity usually has a higher yield. If a short-term security offers a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Note: Bloomberg Index Services Ltd. Copyright 2017, Bloomberg Index Services Ltd. Used with permission.

Performance and Expenses

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the Summit Municipal Intermediate Fund and Summit Municipal Income Fund have two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Quarter-End Returns

Periods Ended 3/31/17	SEC Yield (7-Day Simple)*	SEC Yield (7-Day Simple)– Unsubsidized	1 Year	5 Years	10 Years	Since Inception	Inception Date
Summit Municipal Money Market Fund	0.42%	0.40%	0.16%	0.04%	0.49%	–	–
Summit Municipal Intermediate Fund	–	–	-0.34	2.75	3.96	–	–
Summit Municipal Intermediate Fund–Advisor Class	–	–	-0.59	–	–	2.10%	8/8/12
Summit Municipal Income Fund	–	–	-0.04	3.84	4.46	–	–
Summit Municipal Income Fund–Advisor Class	–	–	-0.30	–	–	2.91	8/8/12

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132 or, for Advisor Class shares, 1-800-638-8790.

This table provides returns through the most recent calendar quarter-end rather than through the end of the funds' fiscal periods. It shows how the funds would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns. A money fund's yield more closely represents its current earnings than does the total return.

*In an effort to maintain a zero or positive net yield for the fund, T. Rowe Price may voluntarily waive all or a portion of the management fee it is entitled to receive from the fund. This voluntary waiver would be in addition to any contractual expense ratio limitation in effect for the fund and may be amended or terminated at any time without prior notice. This fee waiver would have the effect of increasing the fund's 7-day yield. Please see the prospectus for more details.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	6 Months Ended 4/30/17	Year Ended 10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
NET ASSET VALUE						
Beginning of period	$ 12.03	$ 11.94	$ 11.97	$ 11.60	$ 12.00	$ 11.47
Investment activities						
Net investment income[(1)]	0.15	0.31	0.31	0.32	0.33	0.35
Net realized and unrealized gain / loss	(0.21)	0.09	(0.03)	0.37	(0.40)	0.53
Total from investment activities	(0.06)	0.40	0.28	0.69	(0.07)	0.88
Distributions						
Net investment income	(0.15)	(0.31)	(0.31)	(0.32)	(0.33)	(0.35)
Net realized gain	–[(2)]	–[(2)]	–[(2)]	–	–	–
Total distributions	(0.15)	(0.31)	(0.31)	(0.32)	(0.33)	(0.35)
NET ASSET VALUE						
End of period	**$ 11.82**	**$ 12.03**	**$ 11.94**	**$ 11.97**	**$ 11.60**	**$ 12.00**

Ratios/Supplemental Data

	6 Months Ended 4/30/17	Year Ended 10/31/16	10/31/15	10/31/14	10/31/13	10/31/12
Total return[(3)]	**(0.44)%**	**3.37%**	**2.37%**	**6.02%**	**(0.57)%**	**7.72%**
Ratio of total expenses to average net assets	0.50%[(4)]	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	2.63%[(4)]	2.57%	2.61%	2.69%	2.82%	2.92%
Portfolio turnover rate	6.1%	12.1%	11.8%	5.9%	11.9%	7.1%
Net assets, end of period (in millions)	$ 4,468	$ 4,191	$ 3,855	$ 3,853	$ 2,975	$ 2,257

(1) Per share amounts calculated using average shares outstanding method.
(2) Amounts round to less than $0.01 per share.
(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(4) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

Advisor Class

	6 Months Ended 4/30/17	Year Ended 10/31/16	10/31/15	10/31/14	10/31/13	8/8/12[6] Through 10/31/12
NET ASSET VALUE						
Beginning of period	$ 12.03	$ 11.94	$ 11.97	$ 11.60	$ 12.00	$ 11.94
Investment activities						
Net investment income[1]	0.14	0.29	0.28	0.28	0.30	0.07
Net realized and unrealized gain / loss	(0.22)	0.08	(0.03)	0.38	(0.40)	0.06[2]
Total from investment activities	(0.08)	0.37	0.25	0.66	(0.10)	0.13
Distributions						
Net investment income	(0.14)	(0.28)	(0.28)	(0.29)	(0.30)	(0.07)
Net realized gain	–[3]	–[3]	–[3]	–	–	–
Total distributions	(0.14)	(0.28)	(0.28)	(0.29)	(0.30)	(0.07)
NET ASSET VALUE						
End of period	**$ 11.81**	**$ 12.03**	**$ 11.94**	**$ 11.97**	**$ 11.60**	**$ 12.00**

Ratios/Supplemental Data

Total return[4]	(0.65)%	3.11%	2.11%	5.75%	(0.82)%	1.09%
Ratio of total expenses to average net assets	0.75%[5]	0.75%	0.75%	0.75%	0.75%	0.75%[5]
Ratio of net investment income to average net assets	2.36%[5]	2.32%	2.35%	2.40%	2.56%	2.59%[5]
Portfolio turnover rate	6.1%	12.1%	11.8%	5.9%	11.9%	7.1%
Net assets, end of period (in thousands)	$ 7,058	$ 6,662	$ 4,568	$ 3,301	$ 1,538	$ 251

(1) Per share amounts calculated using average shares outstanding method.
(2) The amount presented is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of the fund's shares in relation to fluctuating market values for the investment portfolio.
(3) Amounts round to less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	Par	$ Value
MUNICIPAL SECURITIES 99.1%		
Alabama 0.1%		
Health Care Auth. for Baptist Health, Series D, 5.00%, 11/15/18	1,685	1,691
Univ. of Alabama Board of Trustees, Univ. of Alabama Birmingham Hosp., Series A, 5.75%, 9/1/22 (Prerefunded 9/1/18) (1)	4,000	4,255
		5,946
Arizona 1.4%		
Arizona Board of Regents, Arizona State Univ., Series 2008-C 6.00%, 7/1/26 (Prerefunded 7/1/18) (1)	2,350	2,484
Arizona Transportation Board, Highway, Series B 5.00%, 7/1/27 (Prerefunded 7/1/18) (1)	2,145	2,248
Maricopa County, Banner Health, Series A, 5.00%, 1/1/32	10,465	12,106
Peoria IDA, Sierra Winds Life Care, 5.00%, 11/15/19	1,720	1,771
Peoria IDA, Sierra Winds Life Care, 5.00%, 11/15/24	2,020	2,094
Peoria IDA, Sierra Winds Life Care, 5.25%, 11/15/29	2,110	2,117
Phoenix Civic Improvement Corp., Phoenix Sky Harbor Int'l. Airport, Series A, 5.00%, 7/1/29	6,120	6,802
Salt River Project Agricultural Improvement & Power, Electric Series A, 5.00%, 1/1/28 (Prerefunded 1/1/18) (1)	6,000	6,167
Salt River Project Agricultural Improvement & Power, Series A 5.00%, 1/1/30	10,000	12,003
Salt River Project Agricultural Improvement & Power, Series A 5.00%, 1/1/31	12,990	15,482
		63,274
California 10.8%		
ABAG Fin. Auth. for Nonprofit Corp., Sharp Healthcare, Series A 5.00%, 8/1/31	1,000	1,131
ABAG Fin. Auth. for Nonprofit Corp., Sharp Healthcare, Series A 5.00%, 8/1/33	2,000	2,250
Bay Area Toll Auth., San Francisco, 5.00%, 4/1/26	18,165	21,168
Bay Area Toll Auth., San Francisco, 5.00%, 4/1/28	9,875	11,482

Bay Area Toll Auth., San Francisco, Series F1, 5.00%, 4/1/25 (Prerefunded 4/1/19) (1)	4,495	4,836
Bay Area Toll Auth., San Francisco, Series F1, 5.25%, 4/1/26 (Prerefunded 4/1/19) (1)	6,590	7,122
Bay Area Toll Auth., Series B, 1.50%, 4/1/47 (Tender 4/2/18)	7,400	7,417
California, Economic Recovery, Series A, 5.25%, 7/1/21 (Prerefunded 7/1/19) (1)	8,740	9,539
California, Economic Recovery, Unrefunded Balance, Series A 5.25%, 7/1/21 (Prerefunded 7/1/19) (1)	5,015	5,474
California, GO, 5.00%, 10/1/26	16,565	19,288
California, GO, 5.00%, 10/1/27	18,140	21,026
California, GO, 5.00%, 11/1/27	20,000	23,469
California, GO, 5.00%, 9/1/28	8,800	10,574
California, GO, 5.00%, 10/1/29	13,950	16,380
California, GO, 5.00%, 8/1/30	4,000	4,699
California, GO, 5.00%, 8/1/30	8,000	9,461
California, GO, 5.00%, 8/1/35	9,875	11,258
California, Series B, GO, 5.00%, 8/1/18	20,250	21,279
California, Series B, GO, 5.00%, 8/1/19	2,780	3,026
California, Various Purpose, GO, 4.00%, 9/1/35	5,000	5,210
California, Various Purpose, GO, 5.00%, 10/1/17	5,100	5,190
California, Various Purpose, GO, 5.00%, 4/1/18	10,000	10,378
California, Various Purpose, GO, 5.25%, 3/1/23	6,000	6,682
California Dept. of Water Resources Power Supply 5.00%, 5/1/22 (Prerefunded 5/1/18) (1)	4,605	4,799
California Dept. of Water Resources Power Supply, Series H 5.00%, 5/1/22 (Prerefunded 5/1/18) (1)	3,575	3,726
California Dept. of Water Resources Power Supply, Series O 5.00%, 5/1/22	5,000	5,874
California Dept. of Water Resources Power Supply, Unrefunded Balance, Series H, 5.00%, 5/1/22 (Prerefunded 5/1/18) (1)	1,425	1,485

California HFA, Memorial Health Services, Series A 5.00%, 10/1/19	1,000	1,094
California HFA, Memorial Health Services, Series A 5.00%, 10/1/20	1,000	1,125
California HFA, Sutter Health, Series A, 5.00%, 11/15/35	9,380	10,619
California HFA, Sutter Health, Series D, 5.25%, 8/15/31	4,000	4,568
California Municipal Fin. Auth., Caritas Affordable Housing Series A, 5.00%, 8/15/30	1,000	1,106
California Public Works Board, Judicial Council, Series A 5.00%, 3/1/27	1,350	1,553
California Public Works Board, Judicial Council Series A, 5.00%, 3/1/28	1,650	1,891
California Statewide CDA, Front Porch Communities (Internext) Series A, 5.125%, 4/1/37 (2)	1,600	1,602
California Statewide CDA, Huntington Memorial Hosp., Series B 5.00%, 7/1/32	3,000	3,289
California Statewide CDA, Huntington Memorial Hosp., Series B 5.00%, 7/1/33	2,380	2,594
California Statewide CDA, Loma Linda Univ. Medical Center Series A, 5.00%, 12/1/25 (2)	2,265	2,522
California Statewide CDA, Loma Linda Univ. Medical Center Series A, 5.00%, 12/1/28 (2)	4,235	4,633
California Statewide CDA, Loma Linda Univ. Medical Center Series A, 5.00%, 12/1/29 (2)	3,000	3,270
California Statewide CDA, Loma Linda Univ. Medical Center Series A, 5.00%, 12/1/30 (2)	6,000	6,510
California Statewide CDA, Loma Linda Univ. Medical Center Series A, 5.00%, 12/1/31 (2)	3,625	3,919
California Statewide CDA, Loma Linda Univ. Medical Center Series A, 5.25%, 12/1/29	2,380	2,602
Golden State Tobacco Securitization Corp., Tobacco Industry Series A1, 4.50%, 6/1/27	875	878
Los Angeles Airport, Series D, 5.00%, 5/15/25	3,390	3,775
Los Angeles Airport, Series D, 5.25%, 5/15/27	11,240	12,609

Los Angeles Dept. of Water & Power, Electric, Series A 5.00%, 7/1/21	2,800	3,232
Los Angeles Dept. of Water & Power, Electric, Series A 5.00%, 7/1/27	90	104
Los Angeles Dept. of Water & Power, Electric, Series B 5.00%, 7/1/29	15,735	18,449
Los Angeles Dept. of Water & Power, Electric, Series B 5.00%, 7/1/34	5,000	5,796
Los Angeles Municipal Improvement Corp., Capital Improvement, Series A, 5.00%, 3/1/20	6,100	6,732
Los Angeles Municipal Improvement Corp., Real Property Series C, 4.625%, 3/1/18	1,205	1,242
Northern California Gas Auth. No. 1, VR, 1.489%, 7/1/27	2,000	1,864
San Buenaventura, Community Memorial Health 6.00%, 12/1/19	2,220	2,422
San Buenaventura, Community Memorial Health 6.25%, 12/1/20	2,000	2,254
San Buenaventura, Community Memorial Health 6.50%, 12/1/22	2,620	3,052
San Buenaventura, Community Memorial Health 7.50%, 12/1/41	4,700	5,471
San Francisco City & County Int'l. Airport, Series C 5.00%, 5/1/22 (Prerefunded 5/1/20) (1)	3,845	4,283
San Francisco City & County Int'l. Airport, Series C 5.00%, 5/1/22	5,155	5,727
San Francisco City & County Int'l. Airport, Series C 5.00%, 5/1/23 (Prerefunded 5/1/20) (1)	6,835	7,614
San Francisco City & County Int'l. Airport, Series C 5.00%, 5/1/23	9,165	10,173
San Francisco City & County Int'l. Airport, Series E 5.50%, 5/1/25	9,200	10,001
San Fransisco Community College Dist., GO, 5.00%, 6/15/29	905	1,070
San Fransisco Community College Dist., GO, 5.00%, 6/15/30	3,000	3,521
San Fransisco Community College Dist., GO, 5.00%, 6/15/31	4,060	4,721
San Jose Airport, Series C, 5.00%, 3/1/28	1,750	2,027

San Jose Airport, Series C, 5.00%, 3/1/29	2,000	2,300
Southern California Public Power Auth., Series A 5.00%, 7/1/23 (Prerefunded 1/1/19) (1)	2,960	3,158
Southern California Public Power Auth., Series A 5.00%, 7/1/23	330	351
Univ. of California Regents, Series AI, 5.00%, 5/15/32	13,500	15,604
Univ. of California Regents, Series G, 5.00%, 5/15/30	7,800	8,947
Univ. of California Regents, Series G, 5.00%, 5/15/32	6,000	6,857
Univ. of California Regents, Series G, 5.00%, 5/15/37	20,085	22,799
Whittier Health Fac., Presbyterian Intercommunity, Class A VRDN, 0.88%, 6/1/36	1,000	1,000
		485,153
Colorado 1.5%		
Colorado HFA, Catholic Health Initiatives, Series A 5.00%, 7/1/18	5,000	5,183
Colorado HFA, Catholic Health Initiatives, Series A 5.00%, 7/1/19	10,385	11,063
Colorado HFA, Catholic Health Initiatives, Series B-1 5.00%, 7/1/30	4,045	4,356
Colorado HFA, Valley View Hosp., 5.50%, 5/15/28	985	1,020
Denver City & County Airport, 5.25%, 11/15/27	5,560	6,117
Denver City & County Airport, Series A, 5.00%, 11/15/22	3,500	3,931
Denver City & County Airport, Series A1, 5.00%, 11/15/17 (3)	2,795	2,855
Denver City & County Airport, Series B, 5.00%, 11/15/29	2,945	3,378
Denver City & County Airport, Series B, 5.00%, 11/15/30	4,025	4,575
Denver City & County Airport, Series B, 5.25%, 11/15/28	3,000	3,522
E-470 Public Toll Highway, Series A, 1.567%, 9/1/39 (Tender 9/1/19)	3,175	3,175
E-470 Public Toll Highway, Series A, 1.715%, 9/1/39 (Tender 9/1/21)	3,575	3,576
Regional Transportation Dist., Fastracks, Series A 5.00%, 11/1/29	3,875	4,499

Southern Ute Indian Tribe, VRDN, 0.90%, 4/1/40 (2)	8,000	8,000
Univ. of Colorado, Series A, 5.50%, 6/1/24 (Prerefunded 6/1/19) (1)	1,000	1,091
		66,341
Connecticut 0.3%		
Connecticut Special Tax Obligation, Transportation Infrastructure, Series A, 5.00%, 10/1/29	13,000	15,109
Mashantucket (Western) Pequot Tribe, 6.05%, 7/1/31 (4)	339	13
		15,122
Delaware 0.1%		
Univ. of Delaware, VRDN, 0.86%, 11/1/35	4,400	4,400
		4,400
District of Columbia 1.7%		
District of Columbia, Georgetown Univ., 5.00%, 4/1/33	3,000	3,470
District of Columbia, Georgetown Univ., 5.00%, 4/1/34	1,700	1,955
District of Columbia, Georgetown Univ., 5.00%, 4/1/35	2,000	2,289
District of Columbia, Series A, GO, 5.00%, 6/1/30	750	883
District of Columbia, Series A, GO, 5.00%, 6/1/31	5,000	5,851
District of Columbia, Series B, GO, 5.25%, 6/1/19 (5)	3,140	3,416
Metropolitan Washington D.C. Airports Auth., Series A 5.00%, 10/1/23	6,000	6,701
Metropolitan Washington D.C. Airports Auth., Series A 5.00%, 10/1/29	6,250	6,922
Metropolitan Washington D.C. Airports Auth., Series B 5.00%, 10/1/23	5,000	5,435
Metropolitan Washington D.C. Airports Auth., Series B 5.00%, 10/1/30 (3)	9,780	11,199
Washington D.C Convention & Sports, Series A 5.00%, 10/1/17 (6)	5,595	5,614

Washington D.C. Convention & Sports, Series A 5.00%, 10/1/18 (6)	6,090	6,110
Washington D.C. Convention & Sports, Series A 5.00%, 10/1/20 (5)	6,340	6,360
Washington D.C. Convention & Sports, Series A 5.00%, 10/1/21 (5)	4,500	4,514
Washington Metropolitan Area Transit Auth., Series A 5.25%, 7/1/20	1,000	1,084
Washington Metropolitan Area Transit Auth., Series A 5.25%, 7/1/22	2,500	2,707
Washington Metropolitan Area Transit Auth., Series A 5.25%, 7/1/26	1,000	1,080
		75,590

Florida 9.9%

Alachua County HFA, Shands Teaching Hosp. & Clinics, Series B 5.00%, 12/1/34	12,380	13,704
Brevard County Health Fac, Health First, 5.00%, 4/1/23	250	288
Brevard County Health Fac, Health First, 5.00%, 4/1/29	750	836
Brevard County Health Fac, Health First, 5.00%, 4/1/30	3,285	3,640
Brevard County Health Fac, Health First, 5.00%, 4/1/31	4,490	4,950
Brevard County Health Fac, Health First, 5.00%, 4/1/39	9,855	10,588
Broward County, Water & Sewer Utility, Series B 5.00%, 10/1/19	7,000	7,661
Broward County Airport, Series A, 5.25%, 10/1/29 (3)	1,650	1,889
Broward County Airport, Series P-2, 5.00%, 10/1/25	3,700	4,189
Broward County Airport, Series P-2, 5.00%, 10/1/26	2,885	3,248
Broward County Airport, Series Q1, 5.00%, 10/1/28	5,090	5,775
Broward County Airport, Series Q2 5.00%, 10/1/27 (3)	2,000	2,232
Central Florida Expressway Auth., Series A, 5.00%, 7/1/30	16,915	19,788
Florida, Board of Ed., Capital Outlay, Series A, GO 5.00%, 6/1/19	9,000	9,743

Florida, Board of Ed., Capital Outlay, Series C, GO 5.00%, 6/1/28	10,720	12,462
Florida, Board of Ed., Capital Outlay, Series E, GO 5.00%, 6/1/27	6,175	7,014
Florida DOT, Turnpike Auth., Series A, 5.00%, 7/1/22	16,710	18,277
Florida Lottery, Board of Ed., Series A, 5.00%, 7/1/18	10,000	10,474
Florida Lottery, Board of Ed., Series A, 5.00%, 7/1/21 (Prerefunded 7/1/17) (1)	6,350	6,459
Florida Lottery, Board of Ed., Series A, 5.00%, 7/1/23	2,000	2,113
Florida Municipal Power Agency, All Requirements, Series A 5.25%, 10/1/20 (Prerefunded 10/1/18) (1)	2,870	3,043
Florida Municipal Power Agency, All Requirements, Series A 5.25%, 10/1/20	505	535
Florida Municipal Power Agency, All Requirements, Series A 5.25%, 10/1/22 (Prerefunded 10/1/18) (1)	5,205	5,519
Florida Municipal Power Agency, All Requirements, Series A 5.25%, 10/1/22	920	974
Florida Municipal Power Agency, Series A, 5.00%, 10/1/31	7,325	8,553
Florida State Dept. of Environmental Protection, Documentary Stamp Tax, 5.00%, 7/1/19	4,600	4,985
Florida State Dept. of Environmental Protection, Documentary Stamp Tax, Series A, 5.00%, 7/1/17	3,800	3,828
Florida State Dept. of Environmental Protection, Documentary Stamp Tax, Series A, 5.00%, 7/1/18	5,475	5,734
Florida State Dept. of Environmental Protection, Documentary Stamp Tax, Series B, 5.00%, 7/1/19	5,005	5,424
Florida State Dept. of Environmental Protection, Documentary Stamp Tax, Series B, 5.00%, 7/1/22	10,500	11,943
Hillsborough County Aviation Auth., Tampa Int'l Airport Series B, 5.00%, 10/1/33	5,160	5,853
Hillsborough County Aviation Auth., Tampa Int'l Airport Series B, 5.00%, 10/1/34	3,090	3,492
Jacksonville, Better Jacksonville Sales Tax, 5.00%, 10/1/18	1,800	1,901
Jacksonville, Better Jacksonville Sales Tax, 5.00%, 10/1/21	2,500	2,862

Jacksonville, Better Jacksonville Sales Tax, 5.00%, 10/1/30	5,000	5,639
Jacksonville Electric Auth., Series B, 4.00%, 10/1/18	1,000	1,042
Miami-Dade County Aviation, 5.00%, 10/1/29	1,175	1,372
Miami-Dade County Aviation, 5.00%, 10/1/30	2,170	2,519
Miami-Dade County Aviation, Series A, 5.00%, 10/1/30 (3)	6,950	7,878
Miami-Dade County Aviation, Series A, 5.00%, 10/1/32 (3)	9,590	10,804
Miami-Dade County Aviation, Series A, 5.00%, 10/1/38 (3)	5,930	6,583
Miami-Dade County Aviation, Series A, 5.75%, 10/1/24	5,085	5,636
Miami-Dade County Aviation, Series A, 5.75%, 10/1/26	100	111
Miami-Dade County Aviation, Series B, 5.00%, 10/1/25	3,000	3,436
Miami-Dade County Aviation, Series B, 5.00%, 10/1/26	12,420	14,162
Miami-Dade County Aviation, Series B, 5.00%, 10/1/27	4,980	5,650
Miami-Dade County EFA, Univ. of Miami, Series B 5.25%, 4/1/20 (6)	4,610	5,106
Miami-Dade County Expressway Auth., Series A, 5.00%, 7/1/26	3,900	4,453
Miami-Dade County Expressway Auth., Series A, 5.00%, 7/1/28	5,565	6,303
Miami-Dade County Expressway Auth., Series A, 5.00%, 7/1/30	1,250	1,403
Miami-Dade County Expressway Auth., Series A, 5.00%, 7/1/30	2,000	2,286
Miami-Dade County Expressway Auth., Series A, 5.00%, 7/1/31	2,000	2,274
Miami-Dade County Expressway Auth., Series A, 5.00%, 7/1/33	3,000	3,437
Miami-Dade County Expressway Auth., Series B, 5.00%, 7/1/26	4,530	5,278
Miami-Dade County Expressway Auth., Series B, 5.00%, 7/1/27	3,850	4,455
Miami-Dade County Expressway Auth., Series B, 5.00%, 7/1/28	2,775	3,189
Orange County, Tourist Dev. Tax, 5.00%, 10/1/21	5,680	6,516
Orange County, Tourist Dev. Tax, 5.00%, 10/1/22	6,020	7,034
Orange County, Tourist Dev. Tax, 5.00%, 10/1/23	12,735	15,131
Orange County School Board, Series C, COP, 5.00%, 8/1/30	18,050	20,856
Orlando-Orange County Expressway Auth., 5.00%, 7/1/26 (Prerefunded 7/1/20) (1)	12,505	13,956
Orlando-Orange County Expressway Auth., 5.00%, 7/1/28	4,990	5,737

Orlando-Orange County Expressway Auth., 5.00%, 7/1/29	5,000	5,716
Orlando-Orange County Expressway Auth., 5.00%, 7/1/32	11,550	13,030
Paseo Community Dev. Dist., 5.00%, 2/1/18 (7)(8)	425	—
Paseo Community Dev. Dist., Capital Appreciation, Series A-2 VR, 0.00%, 5/1/36	515	200
Paseo Community Dev. Dist., Special Assessment, Series A-1 5.40%, 5/1/36	70	70
Reedy Creek Improvement Dist., GO, 5.00%, 6/1/27	3,900	4,543
Reedy Creek Improvement Dist., GO, 5.00%, 6/1/28	5,000	5,803
South Miami HFA, Baptist Health South, 5.00%, 8/15/21	3,000	3,035
South Miami HFA, Baptist Health South, 5.00%, 8/15/23	3,650	3,693
Tampa, Baycare Health, Series A, 5.00%, 11/15/26	10,700	12,124
Tampa, Baycare Health, Series A, 5.00%, 11/15/27	400	473
Tampa, Baycare Health, Series A, 5.00%, 11/15/28	325	381
Tampa, Baycare Health, Series A, 5.00%, 11/15/29	420	488
Tampa, Baycare Health, Series A, 5.00%, 11/15/30	365	421
Tampa, Baycare Health, Series A, 5.00%, 11/15/31	500	573
Tampa, Baycare Health, Series A, 5.00%, 11/15/32	545	621
Tampa, Baycare Health, Series A, 5.00%, 11/15/33	455	516
Tampa, H. Lee Moffitt Cancer Center, Cigarette Tax, Series A 5.00%, 9/1/19	500	541
Tampa, H. Lee Moffitt Cancer Center, Cigarette Tax, Series A 5.00%, 9/1/25	2,900	3,317
Tampa, H. Lee Moffitt Cancer Center, Cigarette Tax, Series A 5.00%, 9/1/26	1,400	1,594
Tampa, Trinity Health Credit Group, Series A, 5.25%, 11/15/23	3,225	3,587
Tolomato Community Dev. Dist., Capital Appreciation Bonds Special Assessment, Series A-2, VR, 0.00%, 5/1/39	80	74
Tolomato Community Dev. Dist., Capital Appreciation Bonds Special Assessment, Series A-3, VR, 0.00%, 5/1/40	185	110
Tolomato Community Dev. Dist., Capital Appreciation Bonds Special Assessment, Series A-4, VR, 0.00%, 5/1/40	100	44

Tolomato Community Dev. Dist., Special Assessment, Series 1 6.375%, 5/1/17	5	5
Tolomato Community Dev. Dist., Special Assessment, Series 1 6.45%, 5/1/23	10	10
Tolomato Community Dev. Dist., Special Assessment Series 2015-1, VR, 0.00%, 5/1/40	415	255
Tolomato Community Dev. Dist., Special Assessment Series 2015-2, VR, 0.00%, 5/1/40	255	132
Tolomato Community Dev. Dist., Special Assessment Series 2015-3, 6.61%, 5/1/40 (8)(9)	280	—
Tolomato Community Dev. Dist., Special Assessment Series 3, 6.375%, 5/1/17 (8)(9)	75	—
Tolomato Community Dev. Dist., Special Assessment Series 3, 6.45%, 5/1/23 (8)(9)	155	—
Tolomato Community Dev. Dist., Special Assessment Series A-1, 6.375%, 5/1/17	15	15
Tolomato Community Dev. Dist., Special Assessment Series A-1, 6.45%, 5/1/23	205	201
		443,794

Georgia 4.4%

Atlanta Airport, Series A, 5.00%, 1/1/26	4,190	4,582
Atlanta Airport, Series A, 5.00%, 1/1/27	1,825	2,153
Atlanta Airport, Series A, 5.00%, 1/1/29	12,865	14,994
Atlanta Airport, Series A, 5.00%, 1/1/30	10,500	12,174
Atlanta Airport, Series A, 5.00%, 1/1/31	14,440	16,637
Atlanta Airport, Series A, 5.00%, 1/1/33	2,055	2,349
Atlanta Airport, Series B, 5.00%, 1/1/18	1,500	1,541
Atlanta Airport, Series C, 5.75%, 1/1/22	4,750	5,482
Atlanta Dev. Auth., Stadium, Series A-1, 5.00%, 7/1/28	935	1,093
Atlanta Dev. Auth., Stadium, Series A-1, 5.00%, 7/1/30	2,335	2,695
Atlanta Dev. Auth., Stadium, Series A-1, 5.00%, 7/1/31	4,280	4,913
Atlanta Water & Sewer, Wastewater, 5.00%, 11/1/31	12,860	15,089

Atlanta Water & Sewer, Wastewater, 5.00%, 11/1/32	1,915	2,235
Atlanta Water & Sewer, Wastewater, 5.00%, 11/1/35	6,000	6,904
Carroll City-County Hosp. Auth., Tanner Medical Center 5.00%, 7/1/22	710	789
Cobb County Kennestone Hosp. Auth., WellStar Health 5.00%, 4/1/29	5,395	6,024
Cobb County Kennestone Hosp. Auth., WellStar Health 5.25%, 4/1/41	4,300	4,662
DeKalb Private Hosp. Auth., Children Health of Atlanta 5.00%, 11/15/21	3,500	3,828
DeKalb Private Hosp. Auth., Children Health of Atlanta 5.00%, 11/15/24	2,850	3,122
Hall County & Gainesville Hosp. Auth., Northeast Georgia Health Series A, 5.00%, 2/15/26	1,860	2,188
Hall County & Gainesville Hosp. Auth., Northeast Georgia Health Series A, 5.00%, 2/15/28	1,200	1,404
Hall County & Gainesville Hosp. Auth., Northeast Georgia Health Series A, 5.00%, 2/15/29	1,780	2,066
Hall County & Gainesville Hosp. Auth., Northeast Georgia Health Series A, 5.00%, 2/15/30	1,000	1,150
Hall County & Gainesville Hosp. Auth., Northeast Georgia Health Series A, 5.375%, 2/15/40 (Prerefunded 2/15/20) (1)	2,610	2,891
Hall County & Gainesville Hosp. Auth., Northeast Georgia Health Series A, 5.375%, 2/15/40	805	875
Hall County & Gainesville Hosp. Auth., Northeast Georgia Health Series B, 5.00%, 2/15/28	2,500	2,995
Hall County & Gainesville Hosp. Auth., Northeast Georgia Health Series B, 5.00%, 2/15/29	2,750	3,260
Hall County & Gainesville Hosp. Auth., Northeast Georgia Health Series B, 5.00%, 2/15/31	2,365	2,753
Hall County & Gainesville Hosp. Auth., Northeast Georgia Health Series B, 5.00%, 2/15/32	3,660	4,230
Hall County & Gainesville Hosp. Auth., Northeast Georgia Health Series B, 5.00%, 2/15/33	3,390	3,896

Main Street Natural Gas, Georgia Municipal Gas Auth. 5.50%, 9/15/27	11,060	13,281
Main Street Natural Gas, Georgia Municipal Gas Auth., Series A 5.50%, 9/15/22	3,230	3,696
Main Street Natural Gas, Georgia Municipal Gas Auth., Series A 5.50%, 9/15/24	2,500	2,934
Main Street Natural Gas, Georgia Municipal Gas Auth., Series B 5.00%, 3/15/19	3,900	4,123
Main Street Natural Gas, Georgia Municipal Gas Auth., Series B 5.00%, 3/15/20	5,360	5,780
Metropolitan Atlanta Rapid Transportation Auth., Sales Tax Series B, 5.00%, 7/1/32	5,000	5,898
Municipal Electric Auth. of Georgia, Series A, 5.00%, 1/1/21	2,695	2,984
Municipal Electric Auth. of Georgia, Series A, 5.00%, 1/1/28	8,660	9,950
Municipal Electric Auth. of Georgia, Series B, 5.00%, 1/1/20	5,230	5,672
Savannah Economic Dev. Auth., Marshes of Skidaway 6.00%, 1/1/24	930	1,028
Savannah Economic Dev. Auth., Marshes of Skidaway 7.00%, 1/1/34	3,000	3,321
		197,641
Hawaii 0.4%		
Hawaii, Series EA, GO, 5.00%, 12/1/17	4,510	4,621
Hawaii Airports, Series A, 5.25%, 7/1/23	4,175	4,686
Hawaii Airports, Series B, 5.00%, 7/1/17 (3)	7,905	7,961
		17,268
Idaho 0.2%		
Idaho HFA, Saint Luke's Health, Series A, 5.00%, 3/1/25	1,055	1,225
Idaho HFA, Saint Luke's Health, Series A, 5.00%, 3/1/26	1,000	1,153
Idaho HFA, Saint Luke's Health, Series A, 5.00%, 3/1/28	745	845
Idaho HFA, Saint Luke's Health, Series A, 5.00%, 3/1/29	650	731
Idaho HFA, Saint Luke's Health, Series A, 5.00%, 3/1/30	725	810

Idaho HFA, Saint Luke's Health, Series A, 5.00%, 3/1/31	720	798
Idaho HFA, Saint Luke's Health, Series A, 5.00%, 3/1/32	1,000	1,105
Idaho HFA, Trinity Health Credit Group, Series D 5.50%, 12/1/29	2,180	2,634
		9,301
Illinois 2.7%		
Chicago O'Hare Int'l. Airport, Series A, 5.00%, 1/1/21 (Prerefunded 1/1/18) (1)	4,500	4,625
Chicago O'Hare Int'l. Airport, Series C, 5.00%, 1/1/31	3,600	4,096
Chicago O'Hare Int'l. Airport, Series C, 5.25%, 1/1/27	10,590	11,470
Chicago O'Hare Int'l. Airport, Series C, 5.25%, 1/1/28	2,200	2,378
Chicago O'Hare Int'l. Airport, Series D, 5.25%, 1/1/34	8,450	9,850
Chicago O'Hare Int'l. Airport, Series F, 5.25%, 1/1/23	3,065	3,347
Chicago O'Hare Int'l. Airport, Series F, 5.25%, 1/1/24	2,605	2,839
Chicago O'Hare Int'l. Airport, Series F, 5.25%, 1/1/25	2,920	3,175
Chicago O'Hare Int'l. Airport, Series F, 5.25%, 1/1/27	2,710	2,935
Chicago O'Hare Int'l. Airport, Series F, 5.25%, 1/1/29	1,245	1,342
Chicago Water, 5.00%, 11/1/26	3,500	4,047
Chicago Water, 5.00%, 11/1/29	1,540	1,710
Chicago Water, 5.00%, 11/1/30	4,175	4,608
Chicago Water, Series A-1, 5.00%, 11/1/29	2,750	3,065
Chicago Water, Series A-1, 5.00%, 11/1/30	2,100	2,327
Chicago Water, Series A-1, 5.00%, 11/1/31	2,500	2,750
Illinois, GO, 4.00%, 2/1/18	3,000	3,043
Illinois, GO, 5.00%, 1/1/18	4,025	4,108
Illinois, GO, 5.00%, 2/1/18	1,750	1,788
Illinois, GO, 5.00%, 2/1/19	3,775	3,917
Illinois, GO, 5.00%, 1/1/20	4,480	4,692
Illinois, GO, 5.00%, 2/1/20	3,775	3,958

Illinois, GO, 5.00%, 7/1/20	7,315	7,707
Illinois, GO, 5.00%, 2/1/21	3,775	3,979
Illinois Fin. Auth., Northwestern Memorial Healthcare Series A-2, VRDN, 0.90%, 8/15/42	500	500
Illinois Fin. Auth., Northwestern Memorial Healthcare Series B, 5.00%, 11/1/17	3,795	3,870
Illinios Fin. Auth., Univ. of Chicago Medical Center Series B, VRDN, 0.90%, 8/1/44	6,165	6,165
Illinois State Toll Highway Authority, Series C, 5.00%, 1/1/27	1,275	1,484
Illinois State Toll Highway Authority, Series C, 5.00%, 1/1/28	1,150	1,329
Metropolitan Pier & Exposition Auth., McCormick Place Series B, 5.00%, 12/15/28	9,000	9,355
		120,459
Indiana 0.6%		
Indiana Fin. Auth., I-69 Dev. Partners, 5.25%, 9/1/25 (3)	2,625	2,895
Indiana Fin. Auth., I-69 Dev. Partners, 5.25%, 9/1/27 (3)	1,400	1,521
Indiana Fin. Auth., I-69 Dev. Partners, 5.25%, 9/1/28 (3)	2,180	2,308
Indiana Fin. Auth., I-69 Dev. Partners, 5.25%, 9/1/29 (3)	2,400	2,581
Indiana Fin. Auth., Indiana Univ. Health, 5.00%, 3/1/24	2,930	3,254
Indiana Fin. Auth., Indiana Univ. Health, Series N 5.00%, 3/1/23	2,430	2,714
Indiana Fin. Auth., Parkview Health, Series D, VRDN 0.88%, 11/1/39	3,300	3,300
Indiana Municipal Power Agency, Series A, 5.00%, 1/1/29	4,250	4,895
Valparaiso, Pratt Paper, IDRB, 5.875%, 1/1/24 (3)	2,695	2,999
		26,467
Iowa 0.1%		
Iowa Fin. Auth., Iowa Fertilizer Company, 5.50%, 12/1/22	6,000	6,101
		6,101

Kansas 0.7%		
Kansas Dev. Fin. Auth., Adventist Health/Sunbelt, Series A 5.00%, 11/15/32	11,395	12,778
Kansas Dev. Fin. Auth., Adventist Health/Sunbelt, Series D 5.00%, 11/15/22 (Prerefunded 11/15/17) (1)	1,750	1,789
Kansas Dev. Fin. Auth., Adventist Health/Sunbelt, Series D 5.00%, 11/15/24 (Prerefunded 11/15/17) (1)	1,000	1,022
Wichita, Christi Health, 5.25%, 11/15/24 (Prerefunded 11/15/19) (1)	8,295	9,141
Wichita, Chrisiti Health, Series IV-A, 5.25%, 11/15/25 (Prerefunded 11/15/21) (1)	4,085	4,764
		29,494
Kentucky 0.7%		
Kentucky Economic Dev. Fin. Auth., Owensboro Medical Health Series A, 5.00%, 6/1/18	1,775	1,831
Kentucky Economic Dev. Fin. Auth., Owensboro Medical Health Series A, 5.25%, 6/1/23	11,030	12,077
Kentucky Economic Dev. Fin. Auth., Owensboro Medical Health Series A, 6.375%, 6/1/40	10,435	11,594
Kentucky Public Transportation Infrastructure Auth. Downtown Crossing, Series A, BAN, 5.00%, 7/1/17	5,500	5,532
		31,034
Louisiana 0.6%		
Louisiana Gas & Fuel Tax, Series B, 5.00%, 5/1/24 (Prerefunded 5/1/20) (1)	3,500	3,892
Louisiana Local Gov't. Environment Fac. Auth., Jefferson Parish Series A, 5.25%, 4/1/23 (Prerefunded 4/1/19) (1)	575	621
Louisiana Local Gov't. Environment Fac. Auth., Jefferson Parish Series A, 5.25%, 4/1/24 (Prerefunded 4/1/19) (1)	1,300	1,404
New Orleans Aviation Board, Series B, 5.00%, 1/1/29 (3)	4,400	4,935
New Orleans Aviation Board, Series B, 5.00%, 1/1/31 (3)	6,000	6,656

Saint Charles Parish PCR, Valero Energy, 4.00%, 12/1/40 (Tender 6/1/22)	2,300	2,416
Tobacco Settlement Fin., Series A, 5.00%, 5/15/22	3,315	3,709
Tobacco Settlement Fin., Series A, 5.00%, 5/15/23	1,500	1,698
		25,331
Maryland 4.9%		
Anne Arundel County, Consolidated Water & Sewer, GO 5.00%, 4/1/25	700	816
Baltimore, Wastewater, Series A, 5.00%, 7/1/34	3,570	4,123
Baltimore, Wastewater, Series E, 5.00%, 7/1/26	3,030	3,569
Baltimore, Water, Series C, 5.00%, 7/1/27	500	586
Baltimore, Water, Series C, 5.00%, 7/1/28	1,165	1,354
Frederick County, Public Fac., 5.00%, 6/1/20 (Prerefunded 6/1/18) (1)	1,225	1,280
Maryland, State & Local Fac., Series C, GO, 5.00%, 8/1/18	10,000	10,512
Maryland, State & Local Fac., Series C, GO, 5.00%, 11/1/18	10,945	11,612
Maryland DOT, 5.00%, 2/15/23 (Prerefunded 2/15/18) (1)	4,030	4,160
Maryland DOT, 5.00%, 2/15/25 (Prerefunded 2/15/21) (1)	1,340	1,525
Maryland DOT, 5.00%, 2/15/28 (Prerefunded 2/15/21) (1)	8,475	9,647
Maryland Economic Dev. Corp., Ports America Chesapeake 5.125%, 6/1/20	1,060	1,121
Maryland Economic Dev. Corp., Ports America Chesapeake Series B, 5.125%, 6/1/20	2,710	2,866
Maryland Economic Dev. Corp., Potomac Electric Power, PCR 6.20%, 9/1/22	3,500	3,825
Maryland Economic Dev. Corp., Purple Line Light Rail, Series A 5.00%, 3/31/24 (3)	7,330	8,229
Maryland Economic Dev. Corp., Purple Line Light Rail, Series B 5.00%, 9/30/26 (3)	1,885	2,079
Maryland Economic Dev. Corp., Purple Line Light Rail, Series C 5.00%, 9/30/26 (3)	3,435	3,798

Maryland Economic Dev. Corp., Purple Line Light Rail, Series C 5.00%, 3/31/27 (3)	3,435	3,779
Maryland Economic Dev. Corp., Purple Line Light Rail, Series D 5.00%, 3/31/23 (3)	1,315	1,492
Maryland Economic Dev. Corp., Purple Line Light Rail, Series D 5.00%, 3/31/25 (3)	500	574
Maryland Economic Dev. Corp., Purple Line Light Rail, Series D 5.00%, 9/30/25 (3)	500	576
Maryland Economic Dev. Corp., Purple Line Light Rail, Series D 5.00%, 9/30/29 (3)	1,665	1,891
Maryland HHEFA, Adventist Healthcare, Series A 5.50%, 1/1/29	2,000	2,340
Maryland HHEFA, Adventist Healthcare, Series A 5.50%, 1/1/30	2,180	2,529
Maryland HHEFA, Adventist Healthcare, Series A 5.50%, 1/1/31	1,850	2,133
Maryland HHEFA, Anne Arundel Health, 5.00%, 7/1/25	1,000	1,146
Maryland HHEFA, Anne Arundel Health, 5.00%, 7/1/28	2,275	2,606
Maryland HHEFA, Anne Arundel Health, 5.00%, 7/1/29	1,600	1,821
Maryland HHEFA, Anne Arundel Health, Series A 6.75%, 7/1/29 (Prerefunded 7/1/19) (1)	1,270	1,424
Maryland HHEFA, Doctor's Community Hosp., 5.30%, 7/1/25 (Prerefunded 7/1/20) (1)	2,825	3,181
Maryland HHEFA, Doctor's Community Hosp., 5.30%, 7/1/25 (Prerefunded 7/1/20) (1)	345	389
Maryland HHEFA, Doctors Community Hosp., Series A 5.00%, 7/1/20 (Prerefunded 7/1/17) (1)	3,065	3,087
Maryland HHEFA, Greater Baltimore Medical Center 5.00%, 7/1/18	1,595	1,670
Maryland HHEFA, Greater Baltimore Medical Center 5.00%, 7/1/19	3,495	3,787
Maryland HHEFA, Greater Baltimore Medical Center 5.00%, 7/1/20	2,395	2,673
Maryland HHEFA, Johns Hopkins Health, 5.00%, 5/15/31	2,660	3,071
Maryland HHEFA, MedStar Health, 5.00%, 8/15/29	10,365	11,840

Maryland HHEFA, MedStar Health, 5.00%, 8/15/30	2,785	3,163
Maryland HHEFA, MedStar Health, 5.00%, 8/15/31	1,450	1,634
Maryland HHEFA, MedStar Health, Series B, 5.00%, 8/15/26	2,200	2,546
Maryland HHEFA, MedStar Health, Series B, 5.00%, 8/15/28	4,000	4,577
Maryland HHEFA, MedStar Health, Series B, 5.00%, 8/15/38	1,970	2,155
Maryland HHEFA, Mercy Medical Center, Series A 5.00%, 7/1/37 (Prerefunded 7/1/17) (1)	7,275	7,326
Maryland HHEFA, Pooled Loan, Series A, VRDN, 0.90%, 4/1/35	4,000	4,000
Maryland HHEFA, Univ. of Maryland Medical, 5.00%, 7/1/21 (Prerefunded 7/1/19) (1)	1,895	2,053
Maryland HHEFA, Univ. of Maryland Medical, 5.00%, 7/1/21	2,105	2,264
Maryland HHEFA, Univ. of Maryland Medical, 5.50%, 7/1/24 (Prerefunded 7/1/18) (1)(6)	7,140	7,507
Maryland HHEFA, Univ. of Maryland Medical, Series A 5.00%, 7/1/20	1,240	1,372
Maryland HHEFA, Univ. of Maryland Medical, Series E, VRDN 0.89%, 7/1/41	10,100	10,100
Maryland HHEFA, Washington County Hosp., 5.00%, 1/1/18 (10)	1,050	1,079
Maryland HHEFA, Washington County Hosp., 5.00%, 1/1/20 (Prerefunded 1/1/18) (1)	3,565	3,659
Maryland HHEFA, Washington County Hosp., 5.25%, 1/1/21 (Prerefunded 1/1/18) (1)	4,850	4,986
Maryland HHEFA, Washington County Hosp., 6.00%, 1/1/28 (Prerefunded 1/1/18) (1)	2,265	2,340
Maryland HHEFA, Western Maryland Health, 5.00%, 7/1/19	2,000	2,150
Maryland HHEFA, Western Maryland Health, 5.25%, 7/1/27	3,700	4,287
Maryland HHEFA, Western Maryland Health, 5.25%, 7/1/28	12,180	14,030
Maryland Transportation Auth., 5.00%, 7/1/21	1,775	1,857
Montgomery County, Consolidated Public Improvement Series A, 5.00%, 5/1/21 (Prerefunded 5/1/17) (1)	2,500	2,501
Montgomery County, Series B, GO, 5.00%, 11/1/21	6,020	6,975

Univ. of Maryland, Auxiliary Fac. & Tuition, Series B 5.00%, 4/1/19	4,000	4,306
		219,978

Massachusetts 1.9%

Massachusetts, Series A, 5.00%, 8/1/24 (Prerefunded 8/1/18) (1)	1,750	1,839
Massachusetts, Series B, GO, 5.00%, 8/1/17	2,500	2,527
Massachusetts, Series B, GO, 5.25%, 9/1/22 (5)	8,000	9,515
Massachusetts, Series C, GO, 5.50%, 12/1/23 (6)	4,500	5,546
Massachusetts, Series F, GO, 5.00%, 11/1/24	18,775	22,120
Massachusetts EFA, Series A, 5.50%, 1/1/22	3,500	3,802
Massachusetts HEFA, Harvard Univ., Series A 5.00%, 12/15/24 (Prerefunded 12/15/19) (1)	4,250	4,676
Massachusetts School Building Auth., 1% Dedicated Sales Tax Series A, 5.00%, 8/15/27	4,850	5,648
Massachusetts School Building Auth., 1% Dedicated Sales Tax Series B, 5.00%, 8/15/27	6,450	7,511
Massachusetts School Building Auth., 1% Dedicated Sales Tax Series B, 5.00%, 8/15/28	13,100	15,225
Massachusetts School Building Auth., 1% Dedicated Sales Tax Series B, 5.00%, 8/15/30	5,250	6,060
		84,469

Michigan 2.1%

Detroit, Great Lakes Water Auth., Sewage Disposal, Series A 5.00%, 7/1/17	1,000	1,007
Great Lakes Water Auth., Sewage Disposal, Series B 5.00%, 7/1/31	7,685	8,666
Great Lakes Water Auth., Sewage Disposal, Series B 5.00%, 7/1/32	3,500	3,929
Great Lakes Water Auth., Sewage Disposal, Series B 5.00%, 7/1/33	14,085	15,742

Great Lakes Water Auth., Sewage Disposal, Series C 5.00%, 7/1/29	6,225	7,161
Great Lakes Water Auth., Sewage Disposal, Series C 5.00%, 7/1/30	6,590	7,532
Great Lakes Water Auth., Sewage Disposal, Series C 5.00%, 7/1/31	5,535	6,298
Michigan, GAN, 5.25%, 9/15/18 (Prerefunded 9/15/17) (1)(5)	2,500	2,542
Michigan Fin. Auth., Henry Ford Heath, 5.00%, 11/15/29	2,900	3,354
Michigan Fin. Auth., Henry Ford Heath, 5.00%, 11/15/30	11,730	13,447
Michigan Fin. Auth., Henry Ford Heath, 5.00%, 11/15/34	6,580	7,375
Michigan Fin. Auth., McLaren Health Care, Series A 5.00%, 5/15/28	950	1,097
Michigan Fin. Auth., McLaren Health Care, Series A 5.00%, 5/15/29	1,000	1,147
Michigan Fin. Auth., McLaren Health Care, Series A 5.00%, 5/15/30	850	966
Michigan Fin. Auth., McLaren Health Care, Series A 5.00%, 5/15/31	2,250	2,532
Michigan Fin. Auth., Trinity Health, 5.50%, 12/1/29	5,000	6,026
Michigan Fin. Auth., Unemployment Obligation Assessment Series B, 5.00%, 7/1/22	1,005	1,023
Michigan Municipal Bond Auth., Clean Water Revolving Fund 5.00%, 10/1/22	270	282
Wayne County Airport Auth., Series F, 5.00%, 12/1/26 (3)	3,500	4,066
		94,192
Minnesota 0.6%		
Minneapolis-Saint Paul Metropolitan Airports Commission Series A, 5.00%, 1/1/27	6,500	7,606
Minneapolis-Saint Paul Metropolitan Airports Commission Series A, 5.00%, 1/1/31	3,580	4,113
Minnesota, Series A, GO, 5.00%, 8/1/18	6,925	7,277
Minnesota, Trunk Highway, Series B, GO, 5.00%, 10/1/24	3,400	3,930

Minnesota, Trunk Highway, Series E, GO, 5.00%, 8/1/19	3,940	4,288
		27,214
Mississippi 1.0%		
Jackson County PCR, Chevron, VRDN, 0.89%, 6/1/23	24,860	24,860
Mississippi Business Fin. Corp., Chevron, Series C, VRDN 0.87%, 11/1/35	13,555	13,555
Mississippi Business Fin. Corp., Chevron, Series E, VRDN 0.89%, 12/1/30	5,800	5,800
		44,215
Missouri 0.4%		
Missouri HEFA, SSM Health Care, Series F, VRDN 0.89%, 6/1/44	6,400	6,400
Missouri HEFA, Washington Univ., Series A, 5.25%, 3/15/18 (10)	4,160	4,319
Missouri Highway & Transportation Commission, Series A 5.00%, 5/1/17	575	575
Missouri Highway & Transportation Commission, Series B 5.00%, 5/1/18	5,375	5,597
Saint Louis Airport, Lambert Int'l, Series A1, 6.00%, 7/1/19	2,500	2,744
		19,635
Montana 0.1%		
Kalispell, Immanuel Lutheran, Series A, 5.00%, 5/15/23 (11)	835	906
Kalispell, Immanuel Lutheran, Series A, 5.00%, 5/15/24 (11)	880	952
Kalispell, Immanuel Lutheran, Series A, 5.00%, 5/15/25 (11)	925	993
Kalispell, Immanuel Lutheran, Series A, 5.00%, 5/15/26 (11)	970	1,032
Kalispell, Immanuel Lutheran, Series A, 5.25%, 5/15/28 (11)	1,060	1,136
Kalispell, Immanuel Lutheran, Series A, 5.25%, 5/15/31 (11)	1,250	1,312
Kalispell, Immanuel Lutheran, Series A, 5.25%, 5/15/32 (11)	445	464
		6,795

Nebraska 0.1%		
Central Plains Energy, Goldman Sachs, 5.25%, 9/1/37	4,000	4,354
		4,354
Nevada 0.9%		
Clark County Airport Improvement, Las Vegas McCarran Int'l. Airport, Series A1, 5.00%, 7/1/27 (3)(6)	2,000	2,014
Clark County Airport Improvement, Las Vegas McCarran Int'l. Airport, Series B, 5.00%, 7/1/17 (3)	9,975	10,045
Clark County Airport Improvement, Las Vegas McCarran Int'l. Airport, Series C, 5.00%, 7/1/25 (5)	1,800	1,952
Clark County Airport Improvement, Las Vegas McCarran Int'l. Airport, Series C, 5.00%, 7/1/26 (5)	7,500	8,131
Las Vegas Valley Water Dist., Series B, GO, 5.00%, 6/1/26	5,545	6,445
Truckee Meadows Water Auth., 5.00%, 7/1/32	4,000	4,715
Truckee Meadows Water Auth., 5.00%, 7/1/34	3,965	4,628
Truckee Meadows Water Auth., 5.00%, 7/1/35	1,195	1,388
		39,318
New Hampshire 0.1%		
New Hampshire Business Fin. Auth., Elliot Hosp., Series A 6.00%, 10/1/27 (Prerefunded 10/1/19) (1)	5,200	5,801
		5,801
New Jersey 2.6%		
New Jersey Economic Dev. Auth., United Continental Airlines IDRB, 5.125%, 9/15/23 (3)	6,665	7,101
New Jersey Economic Dev. Auth., United Continental Airlines Series B, IDRB, 5.625%, 11/15/30 (3)	2,000	2,217
New Jersey Educational Fac. Auth., Rowan Univ., Series C 5.00%, 7/1/27 (5)	1,200	1,418
New Jersey Health Care Fac. Fin. Auth., Meridian Health 5.00%, 7/1/17	1,000	1,007

New Jersey Health Care Fac. Fin. Auth., Meridian Health 5.00%, 7/1/18	2,000	2,090
New Jersey Health Care Fac. Fin. Auth., Robert Wood Johnson Barnabas Health, 5.25%, 7/1/28	5,000	5,757
New Jersey Health Care Fac. Fin. Auth., Robert Wood Johnson Barnabas Health, Series A, 5.00%, 7/1/17 (10)	5,005	5,041
New Jersey Health Care Fac. Fin. Auth., Robert Wood Johnson Barnabas Health, Series A, 5.00%, 7/1/17	710	715
New Jersey Higher Ed. Student Assistance Auth., Series A 5.00%, 6/1/17	1,330	1,335
New Jersey Higher Ed. Student Assistance Auth., Series A 5.00%, 6/1/18	1,420	1,472
New Jersey Higher Ed. Student Assistance Auth., Series A 5.25%, 6/1/20	2,145	2,286
New Jersey Transportation Trust Fund Auth., Highway Reimbursement, Series A1, 5.00%, 6/15/20	4,290	4,580
New Jersey Transportation Trust Fund Auth., Highway Reimbursement, Series A1, 5.00%, 6/15/21	7,035	7,563
New Jersey Transportation Trust Fund Auth., Highway Reimbursement, Series A1, 5.00%, 6/15/22	5,000	5,413
New Jersey Transportation Trust Fund Auth., Series B 5.50%, 12/15/20 (12)	2,000	2,218
New Jersey Turnpike Auth., Series A, 5.00%, 1/1/27	12,000	13,736
New Jersey Turnpike Auth., Series A, 5.00%, 1/1/28	19,620	22,324
New Jersey Turnpike Auth., Series B, 5.00%, 1/1/20	4,000	4,389
New Jersey Turnpike Auth., Series B, 5.00%, 1/1/27	5,495	6,286
New Jersey Turnpike Auth., Series B, 5.00%, 1/1/28	13,060	14,866
Tobacco Settlement Fin. Corp, Tobacco Industry, Series 1A 4.625%, 6/1/26	3,065	3,071
		114,885
New York 15.4%		
Dormitory Auth. of the State of New York, Mount Sinai Hosp. Series A, 5.00%, 7/1/19	2,910	3,137

Dormitory Auth. of the State of New York, Mount Sinai Hosp. Series A, 5.00%, 7/1/20	1,360	1,507
Dormitory Auth. of the State of New York, Mount Sinai Hosp. Series A, 5.00%, 7/1/21	6,935	7,698
Dormitory Auth. of the State of New York, Mount Sinai Hosp. Series A, 5.00%, 7/1/22	3,845	4,268
Dormitory Auth. of the State of New York, Pace Univ., Series A 5.00%, 5/1/25	975	1,077
Dormitory Auth. of the State of New York, Pace Univ., Series A 5.00%, 5/1/25 (Prerefunded 5/1/23) (1)	25	30
Dormitory Auth. of the State of New York, Personal Income Tax Series A, 5.00%, 3/15/25	8,860	10,040
Dormitory Auth. of the State of New York, Personal Income Tax Series A, 5.00%, 2/15/28	6,300	7,422
Dormitory Auth. of the State of New York, Personal Income Tax Series A, 5.00%, 3/15/33	8,490	9,783
Dormitory Auth. of the State of New York, Personal Income Tax Series A, 5.25%, 2/15/27	3,585	3,849
Dormitory Auth. of the State of New York, Personal Income Tax Series E, 5.00%, 8/15/33	19,285	21,786
Dormitory Auth. of the State of New York, Sales Tax 5.00%, 3/15/29	12,900	15,637
Dormitory Auth. of the State of New York, Sales Tax, Series A 5.00%, 3/15/34	15,000	17,570
Dormitory Auth. of the State of New York, State Univ. 5.00%, 5/15/29	5,850	6,761
Long Island Power Auth., Series A, 5.50%, 4/1/24 (Prerefunded 4/1/19) (1)	1,850	2,008
Metropolitan Transportation Auth., Dedicated Tax Fund Series A, 5.00%, 11/15/27	9,925	11,610
Metropolitan Transportation Auth., Series C, 5.00%, 11/15/22	3,820	4,480
Metropolitan Transportation Auth., Series C-1 5.00%, 11/15/35	10,000	11,471
Metropolitan Transportation Auth., Series D, 5.00%, 11/15/29	10,000	11,877
Metropolitan Transportation Auth., Series D, 5.00%, 11/15/30	10,000	11,797

Metropolitan Transportation Auth., Series D-2B 1.278%, 11/1/32 (Tender 5/15/18)	3,800	3,801
Metropolitan Transportation Auth., Series E, 5.00%, 11/15/25	4,000	4,670
Metropolitan Transportation Auth., Series E-1, VRDN 0.87%, 11/15/50	2,550	2,550
Metropolitan Transportation Auth., Series F, 5.00%, 11/15/26	9,090	10,587
Nassau County IDA, Amsterdam at Harborside, Series A 5.875%, 1/1/23	206	206
Nassau County IDA, Amsterdam at Harborside, Series A 6.50%, 1/1/32	1,058	1,059
Nassau County IDA, Amsterdam at Harborside, Series A 6.70%, 1/1/49	160	159
Nassau County IDA, Amsterdam at Harborside, Series B 5.50%, 7/1/20	169	168
Nassau County IDA, Amsterdam at Harborside, Series C 2.00%, 1/1/49 (8)(9)	596	100
Nassau County Local Economic Assistance Corp., Catholic Health Services of Long Island, 5.00%, 7/1/27	1,650	1,863
New York City, Series B-1, GO, 5.00%, 12/1/31	2,000	2,364
New York City, Series D, GO, 5.00%, 8/1/28	9,965	11,530
New York City, Series E, GO, 5.00%, 8/1/28	6,125	7,165
New York City, Series E, GO, 5.00%, 8/1/29	6,550	7,517
New York City, Series E-3, GO, 5.00%, 8/1/23	7,100	8,126
New York City, Series F-1, GO, 5.00%, 3/1/28	9,000	10,433
New York City, Series I, GO, 5.00%, 8/1/20	18,300	20,484
New York City, Series I, GO, 5.00%, 3/1/28	14,730	17,226
New York City, Series M, GO, 5.00%, 4/1/21 (12)	5	5
New York City Municipal Water Fin. Auth., Series EE 5.00%, 6/15/31	13,070	15,021
New York City Municipal Water Fin. Auth., Water & Sewer Series AA, 5.00%, 6/15/27 (Prerefunded 6/15/17) (1)	3,000	3,016
New York City Municipal Water Fin. Auth., Water & Sewer Series B2, VRDN, 0.87%, 6/15/45	11,175	11,175

New York City Municipal Water Fin. Auth., Water & Sewer Series B4, VRDN, 0.87%, 6/15/45	4,975	4,975
New York City Municipal Water Fin. Auth., Water & Sewer Series DD-1, VRDN, 0.84%, 6/15/43	4,665	4,665
New York City Municipal Water Fin. Auth., Water & Sewer Series EE, 5.00%, 6/15/29	7,600	8,782
New York City Municipal Water Fin. Auth., Water & Sewer Series FF, 5.00%, 6/15/28	6,945	8,061
New York City Transitional Fin. Auth., Building Aid, Series S-1 5.00%, 7/15/25	5,625	6,528
New York City Transitional Fin. Auth., Building Aid, Series S-1 5.00%, 7/15/26	15,250	17,608
New York City Transitional Fin. Auth., Building Aid, Series S-1A 5.00%, 7/15/24	5,950	6,798
New York City Transitional Fin. Auth., Future Tax, Series A 5.00%, 11/1/27	8,410	9,680
New York City Transitional Fin. Auth., Future Tax, Series A-6 VRDN, 0.87%, 8/1/39	13,400	13,400
New York City Transitional Fin. Auth., Future Tax, Series C 5.00%, 11/1/27	19,480	23,483
New York City Transitional Fin. Auth., Future Tax, Series C-4 VRDN, 0.89%, 11/1/36	18,115	18,115
New York City Transitional Fin. Auth., Future Tax, Series D 5.00%, 11/1/23	8,000	8,922
New York City Transitional Fin. Auth., Future Tax, Series E-1 5.00%, 2/1/33	9,000	10,546
New York State Housing Fin. Agency, 160 Madison Ave. Series A, VRDN, 0.91%, 11/1/46	10,000	10,000
New York State Thruway Auth., Personal Income Tax, Series A 5.00%, 3/15/25	1,000	1,188
New York State Thruway Auth., Personal Income Tax, Series A 5.00%, 3/15/27	2,830	3,314
New York State Thruway Auth., Series A, 5.00%, 5/1/19	29,025	31,235
New York State Thruway Auth., Series H, 5.00%, 1/1/22 (12)	6,310	6,478

New York State Transportation Dev. Corp., American Airlines Airport 5.00%, 8/1/21 (3)	3,150	3,462
New York State Transportation Dev. Corp., American Airlines Airport 5.00%, 8/1/26 (3)	7,935	8,334
New York State Transportation Dev. Corp., Terminal One Group 5.00%, 1/1/22 (3)	2,245	2,530
New York State Transportation Dev. Corp., Terminal One Group 5.00%, 1/1/23 (3)	1,375	1,567
New York State Urban Dev. Corp., Personal Income Tax Series A, 5.00%, 3/15/18	9,000	9,327
New York State Urban Dev. Corp., Personal Income Tax Series A, 5.00%, 3/15/21	42,000	47,933
New York State Urban Dev. Corp., Personal Income Tax Series A, 5.00%, 3/15/23	10,725	12,733
New York State Urban Dev. Corp., Personal Income Tax Series A, 5.00%, 3/15/24	6,325	7,622
New York State Urban Dev. Corp., Personal Income Tax Series C, 5.00%, 3/15/28	14,775	17,220
Niagara Area Dev., Covanta Energy, Series B, IDRB 4.00%, 11/1/24 (2)	3,500	3,509
Onondaga Civic Dev. Corp., Saint Joseph's Hosp., Series A 4.625%, 7/1/22 (Prerefunded 7/1/19) (1)	1,000	1,076
Onondaga Civic Dev. Corp., Saint Joseph's Hosp., Series A 5.00%, 7/1/19 (10)	680	721
Port Auth. of New York & New Jersey, Series 186 5.00%, 10/15/22 (3)	7,175	8,338
Port Auth. of New York & New Jersey, Series 186 5.00%, 10/15/23 (3)	5,000	5,885
Port Auth. of New York & New Jersey, Series 186 5.00%, 10/15/28 (3)	5,410	6,220
Triborough Bridge & Tunnel Auth., Series B, 5.00%, 11/15/26	32,550	38,190
TSASC, Series A, 5.00%, 6/1/32	4,250	4,786
Utility Debt Securitization Auth., Series TE, 5.00%, 12/15/29	9,190	10,820
		687,084

North Carolina 3.7%

Cape Fear Public Utility Auth., Water & Sewer, 5.00%, 8/1/27 (Prerefunded 8/1/18) (1)	405	426
Charlotte Airport, Series A, 5.00%, 7/1/27	3,670	4,075
Charlotte Water & Sewer, 5.00%, 7/1/27	1,000	1,048
Charlotte-Mecklenburg Hosp. Auth., Series A, 4.00%, 1/15/35	7,200	7,365
Charlotte-Mecklenburg Hosp. Auth., Series A, 5.00%, 1/15/28	6,210	7,016
Charlotte-Mecklenburg Hosp. Auth., Series A, 5.25%, 1/15/23	2,775	2,960
North Carolina, Series B, GO, 5.00%, 6/1/18	10,000	10,446
North Carolina Capital Fac. Fin. Agency, High Point Univ. 4.00%, 5/1/17	2,785	2,786
North Carolina Capital Fac. Fin. Agency, High Point Univ. 5.00%, 5/1/18	1,640	1,692
North Carolina Eastern Municipal Power Agency 6.00%, 1/1/18 (6)(10)	11,485	11,883
North Carolina Eastern Municipal Power Agency, Series A 5.00%, 1/1/26 (Prerefunded 7/1/22) (1)	1,195	1,399
North Carolina Eastern Municipal Power Agency, Series B 5.00%, 1/1/26 (Prerefunded 1/1/19) (1)	4,700	5,011
North Carolina Eastern Municipal Power Agency, Series B 6.00%, 1/1/22 (10)	9,570	11,512
North Carolina Eastern Municipal Power Agency, Series B 6.00%, 1/1/22 (10)(13)	3,000	3,609
North Carolina Eastern Municipal Power Agency, Series D 5.00%, 1/1/25 (Prerefunded 7/1/22) (1)	9,120	10,674
North Carolina Medical Care Commission, Cape Fear Valley Health, Series A, 5.00%, 10/1/18	3,780	3,978
North Carolina Medical Care Commission, Cape Fear Valley Health, Series A, 5.00%, 10/1/19	3,400	3,684
North Carolina Medical Care Commission, Southminster Community Care Retirement Center, 4.00%, 10/1/19	140	144
North Carolina Medical Care Commission, Southminster Community Care Retirement Center, 5.00%, 10/1/20	205	219

North Carolina Medical Care Commission, Southminster Community Care Retirement Center, 5.00%, 10/1/21	230	247
North Carolina Medical Care Commission, Southminster Community Care Retirement Center, 5.00%, 10/1/22	855	921
North Carolina Medical Care Commission, Southminster Community Care Retirement Center, 5.00%, 10/1/23	595	645
North Carolina Medical Care Commission, Southminster Community Care Retirement Center, 5.00%, 10/1/24	705	763
North Carolina Medical Care Commission, Southminster Community Care Retirement Center, 5.00%, 10/1/25	485	526
North Carolina Medical Care Commission, Vidant Health 5.00%, 6/1/30	2,715	3,084
North Carolina Medical Care Commission, Vidant Health 5.00%, 6/1/31	5,000	5,648
North Carolina Municipal Power Agency #1, Catawba, Series A 5.00%, 1/1/31	10,025	11,637
North Carolina Municipal Power Agency #1, Catawba, Series B 5.00%, 1/1/25	5,000	5,681
North Carolina Municipal Power Agency #1, Catawba, Series B 5.00%, 1/1/26	6,570	7,423
North Carolina Municipal Power Agency #1, Catawba, Series B 5.00%, 1/1/29	1,300	1,452
North Carolina Municipal Power Agency #1, Catawba, Series B 5.00%, 1/1/30	5,110	5,685
North Carolina Municipal Power Agency #1, Catawba, Series B 5.00%, 1/1/31	1,315	1,459
North Carolina Municipal Power Agency #1, Catawba, Series C 5.00%, 1/1/29	3,000	3,541
North Carolina Municipal Power Agency #1, Catawba, Series C 5.00%, 1/1/30	10,000	11,675
North Carolina Turnpike Auth., 5.00%, 1/1/24 (5)	700	820
North Carolina Turnpike Auth., 5.00%, 1/1/25	1,300	1,518
North Carolina Turnpike Auth., 5.00%, 1/1/26 (5)	1,350	1,605
North Carolina Turnpike Auth., 5.00%, 1/1/27 (5)	2,400	2,865
Raleigh-Durham Airport Auth., Series B, 5.00%, 11/1/25	5,480	6,075

Union County, Series B, 5.00%, 3/1/26 (Prerefunded 3/1/19) (1)	1,290	1,383
Union County, Series B, 5.00%, 3/1/27 (Prerefunded 3/1/19) (1)	1,000	1,072
		165,652
North Dakota 0.0%		
Ward County, Trinity Health, 5.125%, 7/1/17	1,905	1,912
		1,912
Ohio 0.8%		
Cleveland Airports, Series A, 5.00%, 1/1/27 (5)	1,525	1,762
Cleveland Airports, Series A, 5.00%, 1/1/28 (5)	3,055	3,502
Cleveland Airports, Series A, 5.00%, 1/1/30 (5)	1,650	1,861
Cleveland Airports, Series A, 5.00%, 1/1/31 (5)	1,000	1,123
Columbus, Sewerage, Series A, 5.00%, 6/1/27 (Prerefunded 12/1/17) (1)	6,500	6,658
Franklin County, Various Purpose, 5.00%, 12/1/23 (Prerefunded 12/1/17) (1)	4,000	4,098
Hamilton County, Life Enriching Communities, 4.00%, 1/1/19	375	389
Hamilton County, Life Enriching Communities, 4.00%, 1/1/20	375	394
Hamilton County, Life Enriching Communities, 4.00%, 1/1/21	300	317
Hamilton County, Life Enriching Communities, 5.00%, 1/1/22	365	403
Hamilton County, Life Enriching Communities, 5.00%, 1/1/23	400	446
Hamilton County, Life Enriching Communities, 5.00%, 1/1/24	525	586
Hamilton County, Life Enriching Communities, 5.00%, 1/1/25	800	891
Hamilton County, Life Enriching Communities, 5.00%, 1/1/26	550	610
Hamilton County, Life Enriching Communities, 5.00%, 1/1/31	1,500	1,598
Montgomery County Hosp., Catholic Health Initiatives, Series B 5.25%, 5/1/29 (Prerefunded 11/12/23) (1)	1,615	1,914
Montgomery County Hosp., Catholic Health Initiatives, Series B 5.25%, 5/1/29	3,010	3,332

Ohio Higher Ed. Fac. Commission, Cleveland Clinic Health Series A, 5.25%, 1/1/23	2,000	2,058
Ohio Higher Ed. Fac. Commission, Cleveland Clinic Health Series B4, VRDN, 0.88%, 1/1/43	1,800	1,800
		33,742
Oregon 0.1%		
Port of Portland Airport, Series 24B, 5.00%, 7/1/30 (3)	2,000	2,337
Port of Portland Airport, Series 24B, 5.00%, 7/1/31 (3)	1,685	1,959
Port of Portland Airport, Series 24B, 5.00%, 7/1/32 (3)	1,130	1,307
		5,603
Pennsylvania 2.9%		
Cumberland County Municipal Auth., Asbury Obligation Group 5.00%, 1/1/22	750	791
Geisinger Auth., Series A, VRDN, 0.85%, 10/1/43	4,860	4,860
Geisinger Auth., Series B, VRDN, 0.83%, 10/1/43	3,200	3,200
Montgomery County IDA, Albert Einstein Healthcare Network Series A, 5.00%, 1/15/18	750	767
Montgomery County IDA, Albert Einstein Healthcare Network Series A, 5.00%, 1/15/19	1,000	1,052
Pennsylvania, GO, 5.00%, 9/15/26	13,000	15,602
Pennsylvania Economic Dev. Fin. Auth., Unemployment Compensation, Series A, 5.00%, 7/1/18	6,250	6,549
Pennsylvania Economic Dev. Fin. Auth., Waste Management 1.20%, 8/1/45 (Tender 5/1/17) (3)(11)	3,000	3,000
Pennsylvania Economic Dev. Fin. Auth., Waste Management 1.20%, 8/1/45 (Tender 5/1/17) (3)	4,000	4,000
Philadelphia Airport, Series A, 5.25%, 6/15/28	1,180	1,309
Philadelphia Airport, Series A, 5.25%, 6/15/29	4,145	4,583
Philadelphia Airport, Series D, 5.25%, 6/15/23 (3)	19,670	21,613
Philadelphia Airport, Series D, 5.25%, 6/15/24 (3)	22,340	24,454

Saint Mary Hosp. Auth., Trinity Health Credit Group, Catholic Health, Series A, 5.00%, 11/15/26	5,000	5,437
Saint Mary Hosp. Auth, Trinity Health Credit Group, Catholic Health, Series A, 5.25%, 11/15/23	8,000	8,881
State Public School Building Auth., Philadelphia School Dist. Series A, GO, 5.00%, 6/1/31	9,160	10,343
State Public School Building Auth., Philadelphia School Dist. Series A, GO, 5.00%, 6/1/32	10,000	11,230
		127,671
Rhode Island 0.7%		
Central Falls Detention Fac. Corp., 7.25%, 7/15/35 (8)(9)	980	242
Rhode Island Health & Ed. Building Corp., Care New England Series A, 5.00%, 9/1/17 (10)	2,250	2,281
Rhode Island Health & Ed. Building Corp., Care New England Series A, 5.00%, 9/1/18 (10)	2,280	2,399
Rhode Island Health & Ed. Building Corp., Care New England Series A, 5.00%, 9/1/19 (10)	1,240	1,347
Rhode Island Health & Ed. Building Corp., Care New England Series A, 5.00%, 9/1/20 (10)	1,000	1,117
Rhode Island Health & Ed. Building Corp., Care New England Series A, 5.00%, 9/1/21 (10)	1,305	1,492
Rhode Island Health & Ed. Building Corp., Care New England Series A, 5.00%, 9/1/22 (10)	2,705	3,148
Rhode Island Health & Ed. Building Corp., Care New England Series A, 5.00%, 9/1/23 (10)	1,000	1,182
Rhode Island Health & Ed. Building Corp., Care New England Series B, 5.00%, 9/1/19	1,740	1,839
Rhode Island Health & Ed. Building Corp., Care New England Series B, 5.00%, 9/1/20	2,705	2,914
Rhode Island Health & Ed. Building Corp., Care New England Series B, 5.00%, 9/1/22	1,950	2,153
Rhode Island Health & Ed. Building Corp., Care New England Series B, 5.00%, 9/1/23	1,950	2,170

Rhode Island Health & Ed. Building Corp., Care New England Series B, 5.00%, 9/1/24	5,025	5,645
Rhode Island Health & Ed. Building Corp., Care New England Series B, 5.00%, 9/1/25	1,425	1,613
Rhode Island Health & Ed. Building Corp., Care New England Series B, 5.00%, 9/1/26	1,630	1,831
		31,373
South Carolina 0.8%		
South Carolina Jobs Economic Dev. Auth., Bon Secours Health 5.00%, 11/1/26	1,000	1,143
South Carolina Jobs Economic Dev. Auth., Bon Secours Health 5.00%, 11/1/27	5,500	6,253
South Carolina Jobs Economic Dev. Auth., Bon Secours Health 5.00%, 11/1/28	9,750	11,035
South Carolina Jobs Economic Dev. Auth., Bon Secours Health 5.00%, 11/1/29	9,940	11,190
South Carolina Public Service Auth., Series B 5.00%, 1/1/19 (10)(13)	335	357
South Carolina Public Service Auth., Series B 5.00%, 1/1/19 (13)	3,665	3,861
		33,839
South Dakota 0.1%		
South Dakota HEFA, Regional Health, 5.00%, 9/1/18	1,100	1,157
South Dakota HEFA, Regional Health, 5.00%, 9/1/19	1,430	1,550
South Dakota HEFA, Regional Health, 5.00%, 9/1/20	1,000	1,116
South Dakota HEFA, Regional Health, 5.00%, 9/1/21	1,000	1,108
		4,931
Tennessee 1.0%		
Chattanooga Health Ed. Housing Fac. Board, Catholic Health Initiatives, Series C, VRDN, 1.25%, 5/1/39	4,950	4,950

Chattanooga Health Ed. Housing Fac. Board, CDFI Phase I 5.00%, 10/1/25	1,300	1,468
Chattanooga Health Ed. Housing Fac. Board, CDFI Phase I 5.00%, 10/1/26	1,000	1,121
Chattanooga Health Ed. Housing Fac. Board, CDFI Phase I 5.00%, 10/1/27	1,050	1,170
Chattanooga Health Ed. Housing Fac. Board, CDFI Phase I 5.00%, 10/1/28	1,000	1,106
Chattanooga Health Ed. Housing Fac. Board, CDFI Phase I 5.00%, 10/1/29	1,000	1,098
Metropolitan Nashville & Davidson County, Series D, GO 5.00%, 7/1/17	3,700	3,727
Tennessee Energy Acquisition Corp., Goldman Sachs, Series A 5.25%, 9/1/18	3,000	3,150
Tennessee Energy Acquisition Corp., Goldman Sachs, Series A 5.25%, 9/1/19	4,000	4,338
Tennessee Energy Acquisition Corp., Goldman Sachs, Series A 5.25%, 9/1/21	1,500	1,685
Tennessee Energy Acquisition Corp., Goldman Sachs, Series A 5.25%, 9/1/24	12,770	14,897
Tennessee Energy Acquisition Corp., Goldman Sachs, Series A 5.25%, 9/1/26	4,945	5,859
		44,569
Texas 14.1%		
Austin Airport, Series B, 5.00%, 11/15/29 (3)	1,200	1,389
Austin Airport, Series B, 5.00%, 11/15/31 (3)	1,550	1,778
Austin Airport, Series B, 5.00%, 11/15/33 (3)	1,130	1,285
Central Texas Regional Mobility Auth., 5.00%, 1/1/20	800	869
Central Texas Regional Mobility Auth., 5.00%, 1/1/22	845	955
Central Texas Regional Mobility Auth., 5.00%, 1/1/23	1,000	1,147
Central Texas Regional Mobility Auth., Series A, 5.00%, 1/1/23	475	544
Central Texas Regional Mobility Auth., Series A, 5.00%, 1/1/33	2,600	2,830

Cypress-Fairbanks Independent School Dist., GO 5.00%, 2/15/24	7,205	8,142
Cypress-Fairbanks Independent School Dist., GO 5.00%, 2/15/29	3,840	4,528
Dallas Area Rapid Transit, Sales Tax, 5.00%, 12/1/25 (Prerefunded 12/1/18) (1)	8,065	8,576
Dallas Area Rapid Transit, Sales Tax, Series A, 5.00%, 12/1/22 (Prerefunded 6/1/19) (1)	3,500	3,784
Dallas Area Rapid Transit, Sales Tax, Series A, 5.00%, 12/1/32	5,000	5,822
Dallas Area Rapid Transit, Sales Tax, Series A, 5.00%, 12/1/33	1,825	2,115
Dallas-Fort Worth Airport, Series A, 5.00%, 11/1/38 (3)	4,000	4,259
Dallas-Fort Worth Airport, Series A, 5.25%, 11/1/29 (3)	6,000	6,812
Dallas-Fort Worth Airport, Series B, 5.00%, 11/1/19	3,000	3,277
Dallas-Fort Worth Airport, Series B, 5.00%, 11/1/23	2,400	2,690
Dallas-Fort Worth Airport, Series B, 5.00%, 11/1/29	5,985	6,781
Dallas-Fort Worth Airport, Series D, 5.25%, 11/1/28	2,000	2,343
Dallas-Fort Worth Airport, Series D, 5.25%, 11/1/29	1,300	1,517
Dallas-Fort Worth Airport, Series F, 5.25%, 11/1/28	1,850	2,167
Dallas-Fort Worth Airport, Series G, 5.00%, 11/1/26	1,000	1,117
Dallas-Fort Worth Airport, Series G, 5.00%, 11/1/28	13,770	15,366
Decatur Hosp. Auth., Wise Regional Health, Series A 5.00%, 9/1/19	875	928
Decatur Hosp. Auth., Wise Regional Health, Series A 5.00%, 9/1/22	450	481
Decatur Hosp. Auth., Wise Regional Health, Series A 5.00%, 9/1/34	1,250	1,303
Decatur Hosp. Auth., Wise Regional Health, Series A 5.25%, 9/1/29	1,000	1,071
Guadalupe-Blanco River Auth. IDRB, AEP Texas Central 5.625%, 10/1/17	1,800	1,833
Harris County Cultural Ed. Fac., Memorial Hermann Health Series A, 5.00%, 12/1/20	1,855	2,084

Harris County Cultural Ed. Fac., Memorial Hermann Health Series A, 5.00%, 6/1/24	15,000	16,336
Harris County Health Fac. Dev. Corp., Memorial Hermann Healthcare, Series B, 7.00%, 12/1/27 (Prerefunded 12/1/18) (1)	2,225	2,436
Houston, Combined Utility, Series C, 5.00%, 5/15/27	8,950	10,501
Houston, Combined Utility, Series C, 5.00%, 5/15/28	6,655	7,763
Houston, Pubic Improvement, Series A, GO, 5.00%, 3/1/27	6,000	7,019
Houston Airport, United Airlines, Series B-1, IDRB 5.00%, 7/15/35 (3)	3,250	3,418
Houston Airport, United Airlines, Series C, IDRB 5.00%, 7/15/20 (3)	5,000	5,252
Houston Airport, United Airlines, Series E, IDRB 4.50%, 7/1/20 (3)	1,730	1,777
Houston Airport, United Airlines, Series E, IDRB 4.75%, 7/1/24 (3)	5,630	6,055
Houston Airport, United Airlines, Series E, IDRB 5.00%, 7/1/29 (3)	10,200	10,853
Houston Independent School Dist., Series A, GO 5.00%, 2/15/31	3,275	3,856
Houston Independent School Dist., Series A, GO 5.00%, 2/15/32	6,500	7,608
Love Field Airport Modernization, Southwest Airlines 5.00%, 11/1/18 (3)	3,345	3,498
Lower Colorado River Auth., Transmission Services, Series A 5.00%, 5/15/26	2,890	3,326
Lower Colorado River Auth., Transmission Services, Series A 5.00%, 5/15/28	9,800	11,154
Lower Colorado River Auth., Transmission Services, Series A 5.00%, 5/15/30	13,805	15,551
Lower Colorado River Auth., Transmission Services, Series A 5.00%, 5/15/31	10,000	11,216
Lower Colorado River Auth., Transmission Services, Series A 5.00%, 5/15/36	6,055	6,678

Lower Colorado River Auth., Transmission Services, Series B 5.00%, 5/15/17	6,740	6,753
Lower Colorado River Auth., Transmission Services, Series D 5.00%, 5/15/30	4,450	5,104
Lower Colorado River Auth., Transmission Services, Series D 5.00%, 5/15/31	2,630	3,000
Mission Texas Economic Dev. Corp., Republic Services 1.25%, 1/1/26 (Tender 8/1/17) (3)(11)	2,000	2,000
Mission Texas Economic Dev. Corp., Republic Services Solid Waste, Series A, 1.15%, 1/1/20 (Tender 7/3/17)	6,000	6,000
North Texas Tollway Auth., 5.00%, 1/1/20	2,350	2,578
North Texas Tollway Auth., 5.00%, 1/1/25	2,090	2,302
North Texas Tollway Auth., Series A, 5.00%, 1/1/22	2,195	2,519
North Texas Tollway Auth., Series A, 5.00%, 1/1/23	3,580	4,181
North Texas Tollway Auth., Series A, 5.00%, 1/1/27	5,025	5,846
North Texas Tollway Auth., Series A, 5.00%, 1/1/29	3,185	3,549
North Texas Tollway Auth., Series A, 5.00%, 1/1/34	5,000	5,622
North Texas Tollway Auth., Series A, 6.00%, 1/1/25 (Prerefunded 1/1/18) (1)	3,840	3,971
North Texas Tollway Auth., Series A, 6.00%, 1/1/25	540	558
North Texas Tollway Auth., Series B, 5.00%, 1/1/27	10,205	11,448
North Texas Tollway Auth., Series B, 5.00%, 1/1/28	7,440	8,311
North Texas Tollway Auth., Series C, 6.00%, 1/1/25	3,690	3,976
North Texas Tollway Auth., Series D, 5.25%, 9/1/27	9,775	11,270
San Antonio Electric & Gas, 5.00%, 2/1/20	2,000	2,209
San Antonio Electric & Gas, 5.00%, 2/1/23 (Prerefunded 2/1/18) (1)	10,000	10,309
San Antonio Electric & Gas, 5.00%, 2/1/24 (Prerefunded 2/1/18) (1)	10,000	10,309
San Antonio Electric & Gas, 5.00%, 2/1/29	10,000	12,022
San Antonio Electric & Gas, 5.00%, 2/1/31	2,250	2,681
San Antonio Electric & Gas, 5.00%, 2/1/32	3,000	3,552

San Antonio Electric & Gas, 5.00%, 2/1/33	2,265	2,667
Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Health 5.75%, 11/15/24 (Prerefunded 11/15/18) (1)	2,135	2,291
Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Health 6.25%, 11/15/29 (Prerefunded 11/15/18) (1)	205	222
Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Health Unrefunded Balance, 5.75%, 11/15/24 (Prerefunded 11/15/18) (1)	1,625	1,744
Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Health Unrefunded Balance, 6.25%, 11/15/29 (Prerefunded 11/15/18) (1)	1,420	1,535
Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Scott & White Healthcare, 5.00%, 11/15/18	1,340	1,423
Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Scott & White Healthcare, 5.00%, 8/15/20 (10)	190	213
Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Scott & White Healthcare, 5.25%, 8/15/21 (Prerefunded 8/15/20) (1)	185	209
Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Scott & White Healthcare, 5.25%, 8/15/22 (Prerefunded 8/15/20) (1)	115	130
Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Scott & White Healthcare, 5.25%, 8/15/24 (Prerefunded 8/15/20) (1)	280	316
Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Scott & White Healthcare, 5.25%, 8/15/25 (Prerefunded 8/15/20) (1)	305	344
Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Scott & White Healthcare, Unrefunded Balance, 5.00%, 8/15/20 (10)	2,380	2,668
Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Scott & White Healthcare, Unrefunded Balance, 5.25%, 8/15/21 (Prerefunded 8/15/20) (1)	2,315	2,614
Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Scott & White Healthcare, Unrefunded Balance, 5.25%, 8/15/22 (Prerefunded 8/15/20) (1)	1,465	1,654
Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Scott & White Healthcare, Unrefunded Balance, 5.25%, 8/15/24 (Prerefunded 8/15/20) (1)	3,505	3,957
Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Scott & White Healthcare, Unrefunded Balance, 5.25%, 8/15/25 (Prerefunded 8/15/20) (1)	3,825	4,319

Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Scott & White Health, Unrefunded Balance, 6.25%, 11/15/29 (Prerefunded 11/15/18) (1)	3,375	3,648
Tarrant County Cultural Ed. Fac. Fin. Corp., Methodist Hosp. of Dallas, Series A, VRDN, 0.84%, 10/1/41	10,090	10,090
Tarrant County Cultural Ed. Fac. Fin. Corp., Texas Health Resources, Series A, 5.00%, 2/15/34	2,975	3,377
Texas, Transportation Commission Mobility Fund, Series A, GO 5.00%, 10/1/31	12,420	15,000
Texas, Transportation Commission Mobility Fund, Series A, GO 5.00%, 10/1/33	8,000	9,542
Texas, Transportation Commission Mobility Fund, Series B, GO 5.00%, 10/1/33	19,275	22,989
Texas A&M Univ., Series D, 5.00%, 5/15/25 (Prerefunded 11/15/19) (1)	7,325	8,032
Texas Municipal Gas Acquisition & Supply I, Merrill Lynch Series A, 5.25%, 12/15/17	4,520	4,636
Texas Municipal Gas Acquisition & Supply I, Merrill Lynch Series A, 5.25%, 12/15/22	2,735	3,112
Texas Municipal Gas Acquisition & Supply I, Merrill Lynch Series D, 5.625%, 12/15/17	825	846
Texas Municipal Gas Acquisition & Supply I, Merrill Lynch Series D, 6.25%, 12/15/26	35,410	42,731
Texas Municipal Gas Acquisition & Supply III, Macquarie Group 5.00%, 12/15/26	325	359
Texas Municipal Gas Acquisition & Supply III, Macquarie Group 5.00%, 12/15/27	2,000	2,197
Texas Municipal Gas Acquisition & Supply III, Macquarie Group 5.00%, 12/15/28	28,165	30,787
Texas Municipal Gas Acquisition & Supply III, Macquarie Group 5.00%, 12/15/29	8,535	9,284
Texas Municipal Gas Acquisition & Supply III, Macquarie Group 5.00%, 12/15/30	3,415	3,698
Texas Municipal Gas Acquisition & Supply III, Macquarie Group 5.00%, 12/15/32	8,250	8,860

Texas Transportation Commission, Central Texas Turnpike Series B, 5.00%, 8/15/32	14,785	16,678
Texas Transportation Commission, Central Texas Turnpike Series C, 5.00%, 8/15/31	7,115	7,952
Texas Transportation Commission, 5.00%, 10/1/23	14,000	16,765
Texas Transportation Commission, Series B1, VRDN 0.88%, 4/1/32	5,000	5,000
Texas Transportation Commission, Tender Option Bond Trust Receipts, Series 2016-ZF0428, GO, VRTR, 0.94%, 4/1/43 (2)	2,500	2,500
Univ. of Texas, Board of Regents, Series B, 5.00%, 8/15/28	12,080	14,378
		630,927

Utah 0.8%

Intermountain Power Agency, Series A, 5.00%, 7/1/19	2,350	2,541
Murray City, IHC Health Services, Series D, VRDN 0.85%, 5/15/37	5,405	5,405
Salt Lake City Airport, Series A, 5.00%, 7/1/30 (3)	2,200	2,589
Salt Lake City Airport, Series A, 5.00%, 7/1/31 (3)	2,500	2,916
Salt Lake City Airport, Series A, 5.00%, 7/1/32 (3)	925	1,073
Utah, GO, 5.00%, 7/1/18	6,500	6,812
Utah Transit Auth., Sales Tax, 5.00%, 6/15/25	2,250	2,566
Utah Transit Auth., Sales Tax, 5.00%, 6/15/26	3,195	3,624
Utah Transit Auth., Sales Tax, 5.00%, 6/15/27	3,645	4,113
Utah Transit Auth., Sales Tax, 5.00%, 6/15/28	3,850	4,325
		35,964

Virginia 4.6%

Arlington County, Public Improvement, Series A, 5.00%, 8/1/26 (Prerefunded 8/1/21) (1)	1,800	2,072
Arlington County, Public Improvement, Series A, 5.00%, 8/1/27 (Prerefunded 8/1/21) (1)	1,550	1,784
Botetout County, Glebe, Series A, 4.75%, 7/1/23	2,365	2,409

Chesterfield County Economic Dev. Auth., Virginia Electric & Power, PCR, Series A, 5.00%, 5/1/23	1,170	1,259
Fairfax County IDA, INOVA Health, Series B, 5.00%, 5/15/26	4,950	5,991
Fairfax County IDA, INOVA Health, Series D, 5.00%, 5/15/28	15,250	17,366
Fairfax County Water Auth., 5.00%, 4/1/24	7,005	8,116
Fredericksburg Economic Dev. Auth., Mary Washington Healthcare, 5.00%, 6/15/30	1,645	1,814
Fredericksburg Economic Dev. Auth., Mary Washington Healthcare, 5.00%, 6/15/31	1,000	1,095
Fredericksburg Economic Dev. Auth., Mary Washington Healthcare, 5.25%, 6/15/22	3,415	3,824
Greater Richmond Convention Center, Hotel Tax 5.00%, 6/15/27	1,325	1,552
Greater Richmond Convention Center, Hotel Tax 5.00%, 6/15/28	3,140	3,652
Hampton Roads Sanitation Dist., Wastewater, 5.00%, 4/1/21 (Prerefunded 4/1/18) (1)	2,685	2,787
Hampton Roads Sanitation Dist., Wastewater, 5.00%, 4/1/27 (Prerefunded 4/1/18) (1)	2,745	2,850
Hampton Roads Sanitation Dist., Wastewater, Series A 5.00%, 8/1/27	3,470	4,257
Hampton Roads Sanitation Dist., Wastewater, Series A 5.00%, 7/1/29	3,890	4,557
Hampton Roads Sanitation Dist., Wastewater, Series A 5.00%, 8/1/30	3,635	4,351
Hampton Roads Sanitation Dist., Wastewater, Series A 5.00%, 8/1/31	5,700	6,783
Lexington IDA, VMI Dev. Board, Series A, 5.00%, 12/1/20	1,400	1,583
Loudoun County, Series B, GO, 5.00%, 11/1/18	3,875	4,111
Norfolk Economic Dev. Auth., Bon Secours Health 5.00%, 11/1/28	5,000	5,620
Richmond, Public Utility, 5.00%, 1/15/35 (Prerefunded 1/15/19) (1)	7,000	7,476
Virginia College Building Auth., 21st Century, Series A 5.00%, 2/1/30	13,800	16,155

Virginia College Building Auth., Public Higher Ed. Fin. Program Series A, 5.00%, 9/1/27 (Prerefunded 9/1/18) (1)	2,680	2,826
Virginia College Building Auth., Public Higher Ed. Fin. Program Series A, 5.00%, 9/1/29	5,000	6,000
Virginia College Building Auth., Public Higher Ed. Fin. Program Series B, 5.00%, 9/1/22	3,000	3,347
Virginia Public Building Auth., Series B, 5.00%, 8/1/23 (Prerefunded 8/1/19) (1)	4,255	4,626
Virginia Public School Auth., 1997 Resolution, Series A 5.00%, 8/1/27 (Prerefunded 8/1/18) (1)	2,250	2,366
Virginia Small Business Fin. Auth., Elizabeth River Crossings 5.25%, 1/1/32 (3)	3,500	3,780
Virginia Small Business Fin. Auth., Elizabeth River Crossings 5.50%, 1/1/42 (3)	11,315	12,350
Virginia Transportation Board, Federal Highway, GAN 5.00%, 9/15/30	5,000	5,975
Virginia Transportation Board, Federal Highway, Series A, GAN 5.00%, 9/15/23	7,660	8,834
Virginia Transportation Board, Federal Highway, Series A, GAN 5.00%, 9/15/24	2,175	2,524
Virginia Transportation Board, Federal Highway, Series A, GAN 5.00%, 9/15/27	5,000	5,767
Virginia Transportation Board, Route 58, Series B 5.00%, 5/15/18	18,665	19,472
Virginia Transportation Board, Series A 5.00%, 5/15/18	7,985	8,330
Winchester IDA, Valley Health, 5.00%, 1/1/30	250	290
Winchester IDA, Valley Health, 5.00%, 1/1/31	2,275	2,620
Winchester IDA, Valley Health, 5.00%, 1/1/33	3,000	3,404
Winchester IDA, Valley Health, Series A, 5.00%, 1/1/27	750	861
Winchester IDA, Valley Health, Series A, 5.00%, 1/1/28	450	512
Winchester IDA, Valley Health, Series A, 5.00%, 1/1/29	945	1,070
		206,418

Washington 2.1%

Central Puget Sound Regional Transit, Series P-1 5.00%, 2/1/18	1,000	1,032
Central Puget Sound Regional Transit, Series S-1 5.00%, 11/1/31	13,625	16,106
Central Puget Sound Regional Transit, Series S-1 5.00%, 11/1/32	6,480	7,617
Energy Northwest, Series A, 5.00%, 7/1/34 (11)	4,850	5,708
Port of Seattle, 5.00%, 2/1/29	1,300	1,536
Port of Seattle, 5.00%, 2/1/30	1,750	2,051
Port of Seattle, Series A, 5.00%, 8/1/31	3,500	3,968
Port of Seattle, Series B, 5.00%, 3/1/32	2,000	2,277
Washington, Motor Vehicle Fuel Tax, GO, 5.00%, 7/1/26	4,130	4,789
Washington, Series A, 5.00%, 7/1/22 (Prerefunded 7/1/18) (1)	2,100	2,201
Washington, Series A, 5.00%, 7/1/26 (Prerefunded 7/1/17) (1)	11,750	11,835
Washington, Series R, GO, 5.00%, 7/1/29	12,850	15,046
Washington, Series R, GO, 5.00%, 7/1/32	9,200	10,603
Washington Health Care Fac. Auth., Overlake Hosp. Medical Center, 5.00%, 7/1/19	1,045	1,129
Washington Health Care Fac. Auth., Overlake Hosp. Medical Center, 5.25%, 7/1/21	1,500	1,673
Washington Health Care Fac. Auth., Overlake Hosp. Medical Center, 5.25%, 7/1/22	2,000	2,220
Washington Health Care Fac. Auth., Overlake Hosp. Medical Center, 5.25%, 7/1/23	2,580	2,852
		92,643

Wisconsin 1.1%

Public Fin. Auth., Mary's Woods at Marylhurst, Series A 5.00%, 5/15/22 (2)	410	449
Public Fin. Auth., Mary's Woods at Marylhurst, Series A 5.00%, 5/15/24 (2)	1,735	1,900

Public Fin. Auth., Mary's Woods at Marylhurst, Series A 5.00%, 5/15/27 (2)	1,950	2,108
Public Fin. Auth., Mary's Woods at Marylhurst, Series A 5.00%, 5/15/31 (2)	1,220	1,283
Public Fin. Auth., National Gypsum, 5.25%, 4/1/30 (3)	5,000	5,294
Wisconsin, Series 1, GO, 5.00%, 5/1/18	10,000	10,413
Wisconsin, Series 2, GO, 5.00%, 5/1/25	5,000	5,806
Wisconsin, Series A, GO, 5.00%, 5/1/20	2,000	2,227
Wisconsin, Series A, GO, 5.00%, 5/1/34	14,545	16,804
Wisconsin, Series B, GO, 5.00%, 5/1/28	1,750	2,022
		48,306
Total Municipal Securities (Cost $4,277,846)		4,434,206
Total Investments in Securities 99.1% of Net Assets (Cost $4,277,846)		**$ 4,434,206**

‡ Par is denominated in U.S. dollars unless otherwise noted.
(1) Prerefunded date is used in determining portfolio maturity.
(2) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $42,205 and represents 0.9% of net assets.
(3) Interest subject to alternative minimum tax
(4) Distressed security. Currently making payment in kind.
(5) Insured by Assured Guaranty Municipal Corp.
(6) Insured by AMBAC Assurance Corp.
(7) In default with respect to payment of principal and interest.
(8) Non-income producing
(9) In default with respect to payment of interest.
(10) Escrowed to maturity
(11) When-issued security
(12) Insured by Financial Guaranty Insurance Company
(13) Insured by National Public Finance Guarantee Corp.
BAN Bond Anticipation Note
CDA Community Development Administration/Authority
CDFI Community Development Financial Institution
COP Certificate of Participation
DOT Department of Transportation

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $4,277,846)	$ 4,434,206
Interest receivable	58,053
Receivable for shares sold	15,408
Cash	1,473
Receivable for investment securities sold	330
Total assets	4,509,470
Liabilities	
Payable for investment securities purchased	25,768
Payable for shares redeemed	4,554
Investment management and administrative fees payable	1,801
Other liabilities	2,646
Total liabilities	34,769
NET ASSETS	$ 4,474,701
Net Assets Consist of:	
Undistributed net investment income	$ 1,127
Accumulated undistributed net realized loss	(18,241)
Net unrealized gain	156,360
Paid-in capital applicable to 378,551,489 shares of $0.0001 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized	4,335,455
NET ASSETS	$ 4,474,701
NET ASSET VALUE PER SHARE	
Investor Class	
($4,467,643,821 / 377,954,023 shares outstanding)	$ 11.82
Advisor Class	
($7,057,563 / 597,466 shares outstanding)	$ 11.81

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 4/30/17	Year Ended 10/31/16
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 55,980	$ 104,379
Net realized gain (loss)	(3,470)	1,321
Change in net unrealized gain / loss	(67,895)	26,940
Increase (decrease) in net assets from operations	(15,385)	132,640
Distributions to shareholders		
Net investment income		
Investor Class	(55,803)	(103,967)
Advisor Class	(78)	(146)
Net realized gain		
Investor Class	(281)	(98)
Advisor Class	(1)	–
Decrease in net assets from distributions	(56,163)	(104,211)
Capital share transactions*		
Shares sold		
Investor Class	1,261,424	1,303,018
Advisor Class	6,232	4,620
Distributions reinvested		
Investor Class	39,138	76,598
Advisor Class	79	143
Shares redeemed		
Investor Class	(952,827)	(1,071,959)
Advisor Class	(5,806)	(2,728)
Increase in net assets from capital share transactions	348,240	309,692
Net Assets		
Increase during period	276,692	338,121
Beginning of period	4,198,009	3,859,888
End of period	**$ 4,474,701**	**$ 4,198,009**
Undistributed net investment income	1,127	1,028

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Summit Municipal Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit Municipal Intermediate Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks the highest level of income exempt from federal income taxes consistent with moderate price fluctuation. The fund has two classes of shares: the Summit Municipal Intermediate Fund (Investor Class) and the Summit Municipal Intermediate Fund–Advisor Class (Advisor Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan; the Investor Class does not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared by each class daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions are generally declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs On April 30, 2017, all of the fund’s financial instruments were classified as Level 2, based on the inputs used to determine their fair values. There were no material transfers between Levels 1 and 2 during the six months ended April 30, 2017.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended April 30, 2017, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts. As of April 30, 2017, the fund held no derivative instruments.

Additionally, during the six months ended April 30, 2017, the fund recognized $700,000 of gain on interest rate derivatives, included in realized gain (loss) on Futures on the accompanying Statement of Operations.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended April 30, 2017, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

When-Issued Securities The fund may enter into when-issued purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, an authorized but not yet issued security for a fixed unit price, with payment and delivery not due until issuance of the security on a scheduled future date. When-issued securities may be new securities or securities issued through a corporate action, such as a reorganization or restructuring. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a when-issued security or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold. Amounts realized on when-issued transactions are included in realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $481,153,000 and $248,905,000, respectively, for the six months ended April 30, 2017.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of October 31, 2016, the fund had $9,974,000 of available capital loss carryforwards.

At April 30, 2017, the cost of investments for federal income tax purposes was $4,277,846,000. Net unrealized gain aggregated $156,360,000 at period-end, of which $171,045,000 related to appreciated investments and $14,685,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.50% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses. Interest, taxes, brokerage commissions, and other non-recurring expenses permitted by the investment management agreement are paid directly by the fund.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended April 30, 2017, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of April 30, 2017.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In that regard, at an in-person meeting held on March 6–7, 2017 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2016, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays the Advisor a single fee, or all-inclusive management fee, which is based on the fund’s average daily net assets. The all-inclusive management fee includes investment management services and provides for the Advisor to pay all of the fund’s ordinary, recurring operating expenses except for interest, taxes, portfolio transaction fees, and any nonrecurring extraordinary expenses that may arise. The Board concluded that, based on the profitability data it reviewed and consistent with this all-inclusive management fee structure, the Advisory Contract provided for a reasonable sharing of any benefits from economies of scale with the fund.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and non-management expenses of the Investor Class of the fund to a group of competitor funds selected by Broadridge (Investor Class Expense Group); (ii) total expenses and actual management fees of the Advisor Class of the fund to a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) total expenses, actual management fees, and non-management expenses of the Investor Class of the fund to a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after paying the fund’s operating expenses, as well as any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflects the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the fifth quintile (Investor Class Expense Group), the fund’s actual management fee rate ranked in the fifth quintile (Investor Class Expense Group, Advisor Class Expense Group, and Expense Universe), and the fund’s total expenses ranked in the second and third quintiles (Investor Class Expense Group), third quintile (Advisor Class Expense Group), and first and third quintiles (Expense Universe).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account, and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Municipal Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 15, 2017

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 15, 2017

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date June 15, 2017